UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06500

Name of Fund:  BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, BlackRock MuniYield New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


Annual Report


OCTOBER 31, 2007


BlackRock MuniYield Arizona Fund, Inc. (MZA)
BlackRock MuniYield California Fund, Inc. (MYC)
BlackRock MuniYield California Insured Fund, Inc. (MCA)
BlackRock MuniYield Florida Fund (MYF)
BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
BlackRock MuniYield New York Insured Fund, Inc. (MYN)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Stock/Shares and intend to remain leveraged by issuing Preferred Stock/Shares to provide the Common Stock Shareholders/ Common Shareholders with potentially higher rates of return. Leverage creates risks for Common Stock Shareholders/Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock/Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock/Shares may affect the yield to Common Stock Shareholders/Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



Table of Contents


                                                               Page

A Letter to Shareholders                                          3
Annual Report:
Fund Summaries                                                    4
Financial Statements:
   Schedules of Investments                                      10
   Statements of Net Assets                                      34
   Statements of Operations                                      36
   Statements of Changes in Net Assets                           38
Financial Highlights                                             41
Notes to Financial Statements                                    47
Report of Independent Registered Public Accounting Firm          53
The Benefits and Risks of Leveraging                             54
Swap Agreements                                                  54
Automatic Dividend Reinvestment Plan                             55
Important Tax Information                                        56
Officers and Directors or Trustees                               57
Additional Information                                           60



ANNUAL REPORT                                                  OCTOBER 31, 2007


A Letter to Shareholders


Dear Shareholder

The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:




Total Returns as of October 31, 2007                                                  6-month        12-month
U.S. equities (S&P 500 Index)                                                          +5.49%        +14.56%
Small cap U.S. equities (Russell 2000 Index)                                           +2.25%        + 9.27%
International equities (MSCI Europe, Australasia, Far East Index)                      +8.19%        +24.91%
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +2.68%        + 5.38%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +1.30%        + 2.91%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -0.07%        + 6.89%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.




Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll, Jr.
------------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


/s/ Peter J. Hayes
-------------------
Peter J. Hayes
Managing Director, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT



Fund Summary as of October 31, 2007      BlackRock MuniYield Arizona Fund, Inc.


Investment Objective


BlackRock MuniYield Arizona Fund, Inc. (MZA) seeks to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Arizona income taxes.


Fund Information


Symbol on American Stock Exchange                                    MZA
Initial Offering Date                                          October 29, 1993
Yield on Closing Market Price as of October 31, 2007 ($13.66)*      5.01%
Tax Equivalent Yield**                                              7.71%
Current Monthly Distribution per share of Common Stock***           $.057
Current Annualized Distribution per share of Common Stock***        $.684
Leverage as of October 31, 2007****                                 38.88%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                      10/31/07     10/31/06    Change      High        Low

Market Price           $13.66       $14.79    (7.64%)     $15.26      $13.25
Net Asset Value        $13.96       $14.53    (3.92%)     $14.70      $13.43


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


Sector                                          10/31/07       10/31/06

Education                                           29%            28%
City, County & State                                21             17
Hospital                                            13             14
Housing                                             10              6
Lease Revenue                                        7             10
Power                                                6              6
Industrial & Pollution Control                       4              5
Water & Sewer                                        4              6
Sales Tax                                            3              6
Transportation                                       3              2



Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                             49%            55%
AA/Aa                                                9              6
A/A                                                 17             12
BBB/Baa                                             19             21
BB/Ba                                                2              2
NR (Not Rated)                                       4              4

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007   BlackRock MuniYield California Fund, Inc.



Investment Objective


BlackRock MuniYield California Fund, Inc. (MYC) seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


Fund Information


Symbol on New York Stock Exchange                                    MYC
Initial Offering Date                                         February 28, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.25)*      4.98%
Tax Equivalent Yield**                                              7.66%
Current Monthly Distribution per share of Common Stock***           $.055
Current Annualized Distribution per share of Common Stock***        $.660
Leverage as of October 31, 2007****                                 35.97%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                      10/31/07   10/31/06    Change       High       Low

Market Price           $13.25     $14.00    (5.36%)      $14.50     $12.38
Net Asset Value        $14.60     $15.11    (3.38%)      $15.29     $14.10


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition

Sector                                          10/31/07       10/31/06

City, County & State                                18%            20%
Education                                           15             15
Water & Sewer                                       12             13
Lease Revenue                                       12             14
Sales Tax                                           11             15
Power                                                9             10
Hospital                                             8              4
Transportation                                       6              6
Industrial & Pollution Control                       4              0
Resouorce Recovery                                   2              1
Housing                                              2              1
Tobacco                                              1              1


Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                             79%            82%
AA/Aa                                                3              3
A/A                                                 12             11
BBB/Baa                                              6              4

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007
                             BlackRock MuniYield California Insured Fund, Inc.


Investment Objective


BlackRock MuniYield California Insured Fund, Inc. (MCA) seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


Fund Information


Symbol on New York Stock Exchange                                    MCA
Initial Offering Date                                          October 30, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.16)*      5.11%
Tax Equivalent Yield**                                              7.86%
Current Monthly Distribution per share of Common Stock***           $.056
Current Annualized Distribution per share of Common Stock***        $.672
Leverage as of October 31, 2007****                                 39.49%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:

                      10/31/07   10/31/06    Change       High       Low

Market Price           $13.16     $14.64    (10.11%)     $14.82     $12.53
Net Asset Value        $14.63     $15.09     (3.05%)     $15.28     $14.16


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


Sector                                          10/31/07       10/31/06

City, County & State                                28%            27%
Lease Revenue                                       14             19
Education                                           13             11
Transportation                                      11             11
Sales Tax                                           11             10
Water & Sewer                                       10             13
Power                                                4              3
Housing                                              4              3
Industrial & Pollution Control                       3              0
Hospital                                             2              3



Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                            95%            97%
AA/Aa                                              2              1
A/A                                                3              2

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007            BlackRock MuniYield Florida Fund


Investment Objective


BlackRock MuniYield Florida Fund (MYF) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.



Fund Information


Symbol on New York Stock Exchange                                    MYF
Initial Offering Date                                         February 28, 1992
Yield on Closing Market Price as of October 31, 2007 ($12.86)*      5.41%
Tax Equivalent Yield**                                              8.32%
Current Monthly Distribution per Common Share***                    $.058
Current Annualized Distribution per Common Share***                 $.696
Leverage as of October 31, 2007****                                 35.79%


    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                      10/31/07   10/31/06    Change       High       Low

Market Price           $12.86     $14.35    (10.38%)     $14.60     $12.56
Net Asset Value        $14.53     $15.11     (3.84%)     $15.25     $14.05


The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:



Portfolio Composition


Sector                                          10/31/07       10/31/06

Transportation                                      21%            21%
Hospital                                            19             17
Lease Revenue                                       15             16
City, County & State                                11             13
Water & Sewer                                       10             13
Sales Tax                                            8              9
Education                                            7              6
Housing                                              5              2
Industrial & Pollution Control                       2              2
Power                                                2              1


Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                            80%            79%
AA/Aa                                              2              3
A/A                                                7              7
BBB/Baa                                            9              9
NR (Not Rated)                                     2              2

 * Using the higher of S&P's or Moody's ratings.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007
                            BlackRock MuniYield Michigan Insured Fund II, Inc.


Investment Objective


BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM) seeks to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes.



Fund Information


Symbol on New York Stock Exchange                                    MYM
Initial Offering Date                                         February 28, 1992
Yield on Closing Market Price as of October 31, 2007 ($12.61)*      5.33%
Tax Equivalent Yield**                                              8.20%
Current Monthly Distribution per share of Common Stock***           $.056
Current Annualized Distribution per share of Common Stock***        $.672
Leverage as of October 31, 2007****                                 36.67%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:


                      10/31/07   10/31/06    Change       High       Low

Market Price           $12.61     $13.97    (9.74%)      $14.14     $12.25
Net Asset Value        $14.13     $14.60    (3.22%)      $14.73     $13.72



The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


Sector                                          10/31/07       10/31/06

Hospital                                            22%            21%
City, County & State                                21             25
Industrial & Pollution Control                      12             15
Lease Revenue                                       12             13
Transportation                                      10              8
Education                                            9              7
Water & Sewer                                        8              8
Sales Tax                                            3              1
Power                                                2              2
Housing                                              1              0



Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                             83%            85%
AA/Aa                                                4              4
A/A                                                 11              8
BBB/Baa                                              2              3

 * Using the higher of S&P's or Moody's ratings.




ANNUAL REPORT                                                  OCTOBER 31, 2007



Fund Summary as of October 31, 2007
                                BlackRock MuniYield New York Insured Fund, Inc.


Investment Objective


BlackRock MuniYield New York Insured Fund, Inc. (MYN) seeks to provide shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.


Fund Information


Symbol on New York Stock Exchange                                    MYN
Initial Offering Date                                         February 28, 1992
Yield on Closing Market Price as of October 31, 2007 ($12.80)*      5.06%
Tax Equivalent Yield**                                              7.78%
Current Monthly Distribution per share of Common Stock***           $.054
Current Annualized Distribution per share of Common Stock***        $.648
Leverage as of October 31, 2007****                                 35.55%

    * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

   ** Tax equivalent yield assumes the maximum federal tax rate of 35%.

  *** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 **** As a percentage of managed assets, which is the total assets of the Fund
      (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value per share:

                    10/31/07     10/31/06    Change       High       Low

Market Price         $12.80       $14.10    (9.22%)      $14.33     $12.06
Net Asset Value      $13.94       $14.40    (3.19%)      $14.55     $13.48



The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:


Portfolio Composition


Sector                                          10/31/07       10/31/06

Transportation                                      38%            38%
City, County & State                                15             14
Sales Tax                                           10              8
Water & Sewer                                        8              9
Power                                                7              8
Housing                                              6              6
Education                                            6              6
Industrial & Pollution Control                       4              4
Lease Revenue                                        3              3
Hospital                                             2              3
Tobacco                                              1              1


Credit Quality Allocations*


Credit Rating                                   10/31/07       10/31/06

AAA/Aaa                                            94%            90%
AA/Aa                                              4              6
A/A                                                2              3
BBB/Baa                                            --            --**
BB/Ba                                              --             1

 * Using the higher of S&P's or Moody's ratings.

** Amount is less than 1%.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
                      BlackRock MuniYield Arizona Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Arizona--135.0%

$   1,000    Arizona Educational Loan Marketing Corporation,
             Educational Loan Revenue Refunding Bonds, AMT,
             Junior Sub-Series, 6.30% due 12/01/2008                 $    1,005

             Arizona Health Facilities Authority Revenue Bonds,
             Series A:
    1,750       (Banner Health System), 5% due 1/01/2025                  1,789
    1,435       (Catholic Healthcare West), 6.625%
                due 7/01/2020                                             1,561

             Arizona Student Loan Acquisition Authority, Student
             Loan Revenue Refunding Bonds, AMT:
    3,285       Junior Subordinated Series B-1, 6.15%
                due 5/01/2029                                             3,450
    1,000       Senior-Series A-1, 5.90% due 5/01/2024                    1,048

    1,000    Arizona Tourism and Sports Authority, Tax Revenue
             Bonds (Baseball Training Facilities Project), 5%
             due 7/01/2016                                                1,024

             Downtown Phoenix Hotel Corporation, Arizona,
             Revenue Bonds (c):
    1,500       Senior Series A, 5% due 7/01/2036                         1,535
    1,500       Sub-Series B, 5% due 7/01/2036                            1,535

    1,000    Flagstaff, Arizona, Aspen Place at the Sawmill
             Improvement District, Special Assessment
             Improvement Bonds, 5% due 1/01/2032                            996

    1,000    Gila County, Arizona, Unified School District
             Number 10 (Payson), GO (School Improvement
             Project of 2006), Series A, 1% due 7/01/2027 (a)(n)            993

    1,000    Gilbert, Arizona, Water Resource Municipal Property
             Corporation, Water System Development Fee and
             Utility Revenue Bonds, Subordinated Lien, 5%
             due 10/01/2029 (g)                                           1,045

      750    Gladden Farms Community Facilities District, Arizona,
             GO, 5.50% due 7/15/2031                                        704

    2,500    Glendale, Arizona, IDA, Revenue Refunding Bonds
             (Midwestern University), 5% due 5/15/2031                    2,518

    2,000    Greater Arizona Development Authority, Infrastructure
             Revenue Bonds, Series B, 5% due 8/01/2030 (g)                2,070

      900    Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.625% due 7/01/2020                                           882

    2,000    Maricopa County, Arizona, IDA, Health Facilities
             Revenue Refunding Bonds (Catholic Healthcare West
             Project), Series A, 5.25% due 7/01/2032                      2,039



     Face
   Amount    Municipal Bonds                                           Value

Arizona (continued)

$   2,400    Maricopa County, Arizona, IDA, Hospital Facility
             Revenue Refunding Bonds (Samaritan Health
             Services), Series A, 7% due 12/01/2016 (b)(g)           $    2,896

    1,984    Maricopa County, Arizona, IDA, S/F Mortgage
             Revenue Bonds, AMT, Series 3-B, 5.25%
             due 8/01/2038 (d)(e)                                         2,057

    1,000    Maricopa County, Arizona, Peoria Unified School
             District Number 11, GO, Second Series, 5%
             due 7/01/2025 (c)                                            1,045

    1,485    Maricopa County, Arizona, Pollution Control
             Corporation, PCR, Refunding (Public Service
             Company of New Mexico Project), Series A, 6.30%
             due 12/01/2026                                               1,501

    1,825    Maricopa County, Arizona, Scottsdale Unified School
             District Number 48, GO, 6.60% due 7/01/2012                  2,061

      500    Maricopa County, Arizona, Tempe Elementary Unified
             School District Number 3, GO, Refunding, 7.50%
             due 7/01/2010 (c)                                              551

    1,000    Maricopa County, Arizona, Unified School District
             Number 090, School Improvement, GO (Saddle
             Mountain), Series A, 5% due 7/01/2014                        1,030

    1,000    Mesa, Arizona, IDA Revenue Bonds (Discovery Health
             Systems), Series A, 5.625% due 1/01/2010 (g)(h)              1,053

    1,997    Phoenix and Pima County, Arizona, IDA, S/F Mortgage
             Revenue Refunding Bonds, AMT, Series 2007-1,
             5.25% due 8/01/2038 (d)(e)                                   2,026

    3,325    Phoenix, Arizona, Civic Improvement Corporation,
             Excise Tax Revenue Bonds (Civic Plaza Expansion
             Project), Sub-Series A, 5% due 7/01/2035 (c)                 3,427

      600    Phoenix, Arizona, Civic Improvement Corporation,
             Senior Lien Airport Revenue Bonds, AMT, Series B,
             5.25% due 7/01/2032 (c)                                        612

    2,500    Phoenix, Arizona, Civic Improvement Corporation,
             Water System Revenue Refunding Bonds, Junior Lien,
             5.50% due 7/01/2020 (c)                                      2,681

    1,999    Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds,
             AMT, Series 2007-2, 5.50% due 8/01/2038 (d)(e)               2,112

             Pima County, Arizona, IDA, Education Revenue Bonds:
      500       (American Charter Schools Foundation),
                Series A, 5.625% due 7/01/2038                              493
      740       (Arizona Charter Schools Project), Series C,
                6.70% due 7/01/2021                                         775
      990       (Arizona Charter Schools Project), Series C,
                6.75% due 7/01/2031                                       1,029


Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names and descriptions of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
PILOT      Payment in Lieu of Taxes
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
                      BlackRock MuniYield Arizona Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Arizona (continued)

             Pima County, Arizona, IDA, Education Revenue
             Refunding Bonds:
$   1,000       (Arizona Charter Schools Project), Series O, 5%
                due 7/01/2026                                        $      937
      390       (Arizona Charter Schools Project II), Series A,
                6.75% due 7/01/2011 (h)                                     431
      585       (Arizona Charter Schools Project II), Series A,
                6.75% due 7/01/2021                                         614

    1,000    Pima County, Arizona, IDA, Revenue Refunding
             Bonds (Health Partners), Series A, 5.625%
             due 4/01/2014 (g)                                            1,022

    3,050    Pima County, Arizona, Unified School District
             Number 1 (Tucson), GO Refunding, 7.50%
             due 7/01/2009 (c)                                            3,248

    1,000    Pima County, Arizona, Unified School District
             Number 1 (Tucson), GO, Series C, 5%
             due 7/01/2027                                                1,050

             Pinal County, Arizona, COP:
    1,250       5% due 12/01/2026                                         1,263
    1,250       5% due 12/01/2029                                         1,252

      500    Pinal County, Arizona, IDA, Wastewater Revenue
             Bonds (San Manuel Facilities Project), AMT, 6.25%
             due 6/01/2026                                                  529

    2,000    Queen Creek Improvement District Number 001,
             Arizona, Special Assessment Bonds, 5%
             due 1/01/2032                                                1,948

    1,500    Salt River Project, Arizona, Agriculture Improvement
             and Power District, Electric System Revenue
             Refunding Bonds, Series A, 5% due 1/01/2035                  1,554

    2,000    Salt Verde Financial Corporation, Arizona, Senior
             Gas Revenue Bonds, 5% due 12/01/2037                         1,913

    2,250    Scottsdale, Arizona, IDA, Hospital Revenue
             Bonds (Scottsdale Healthcare), 5.80%
             due 12/01/2011 (h)                                           2,459

    1,195    Show Low, Arizona, IDA, Hospital Revenue Bonds
             (Navapache Regional Medical Center), 5%
             due 12/01/2035 (i)                                           1,170

    1,500    South Campus Group LLC, Arizona Student
             Housing Revenue Bonds (Arizona State University
             South Campus Project), Series 2003, 5.625%
             due 9/01/2035 (g)                                            1,620

    1,500    Surprise Municipal Property Corporation, Arizona,
             Wastewater Development Impact Fee Revenue
             Bonds, 4.90% due 4/01/2032                                   1,446

    1,000    Tucson and Pima County, Arizona, IDA, S/F Mortgage
             Revenue Refunding Bonds, AMT, Series B, 5.35%
             due 6/01/2047 (d)(e)                                         1,049

    1,000    Tucson, Arizona, IDA, Joint S/F Mortgage Revenue
             Refunding Bonds, AMT, Series A-1, 5.10%
             due 7/01/2038 (d)(e)                                         1,023



     Face
   Amount    Municipal Bonds                                           Value

Arizona (concluded)

$   1,000    Tucson, Arizona, IDA, Senior Living Facilities Revenue
             Bonds (Christian Care Tucson Inc. Project), Series A,
             6.125% due 7/01/2010 (h)(i)                             $    1,076

    1,105    University of Arizona, COP, Refunding, Series A,
             5.125% due 6/01/2029 (a)                                     1,145

    2,000    University of Arizona, COP, Series B, 5%
             due 6/01/2028 (a)                                            2,051

             Vistancia Community Facilities District, Arizona, GO:
    1,275       6.75% due 7/15/2022                                       1,369
      750       5.75% due 7/15/2024                                         781

    2,000    Yavapai County, Arizona, IDA, Hospital Facility
             Revenue Bonds (Yavapai Regional Medical Center),
             Series A, 6% due 8/01/2033                                   2,080

    1,000    Yavapai County, Arizona, IDA, Solid Waste Disposal
             Revenue Bonds (Waste Management Inc. Project),
             AMT, Series A-1, 4.90% due 3/01/2028                           928

    1,775    Yuma County, Arizona, Library District, GO, 5%
             due 7/01/2026 (j)                                            1,867


Guam--1.6%

    1,000    Guam Government Waterworks Authority, Water and
             Wastewater System, Revenue Refunding Bonds,
             5.875% due 7/01/2035                                         1,023


Puerto Rico--15.0%

    1,000    Puerto Rico Commonwealth Highway and
             Transportation Authority, Highway Revenue Refunding
             Bonds, Series CC, 5.50% due 7/01/2031                        1,097

      560    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Bonds, Series G, 5% due 7/01/2033                              564

    1,000    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation
             Revenue Refunding Bonds, Series N, 5.25%
             due 7/01/2039 (c)                                            1,113

    2,000    Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5.125% due 7/01/2031                           2,026

    1,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series TT, 5% due 7/01/2037                           1,015

    1,500    Puerto Rico Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities Revenue
             Bonds (Cogeneration Facility-AES Puerto Rico
             Project), AMT, 6.625% due 6/01/2026                          1,583

    2,000    Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5.25%
             due 7/01/2033 (m)                                            2,058

             Total Municipal Bonds
             (Cost--$94,110)--151.6%                                     95,847



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
                      BlackRock MuniYield Arizona Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (l)                         Value

Arizona--14.9%

$   8,670    Arizona State University Revenue Bonds, 5.50%
             due 7/01/2012 (c)(h)                                     $   9,395


Puerto Rico--1.7%

    1,000    Puerto Rico Commonwealth, Public Improvement,
             GO, 5.75% due 7/01/2010 (g)(h)                               1,057

             Total Municipal Bonds Held in Trust
             (Cost--$10,031)--16.6%                                      10,452



   Shares
     Held    Short-Term Securities                                     Value

      651    CMA Arizona Municipal Money Fund, 2.81% (f)(k)          $      651

             Total Short-Term Securities
             (Cost--$651)--1.0%                                             651

Total Investments (Cost--$104,792*)--169.2%                             106,950
Other Assets Less Liabilities--2.3%                                       1,488
Liability for Trust Certificates,
  Including Interest Expense Payable--(7.7%)                            (4,896)
Preferred Stock, at Redemption Value--(63.8%)                          (40,314)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   63,228
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      100,165
                                                     ==============
    Gross unrealized appreciation                    $        2,744
    Gross unrealized depreciation                             (794)
                                                     --------------
    Net unrealized appreciation                      $        1,950
                                                     ==============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA/GNMA Collateralized.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    CMA Arizona Municipal Money Fund                 (767)           $33


(g) MBIA Insured.

(h) Prerefunded.

(i) Radian Insured.

(j) XL Capital Insured.

(k) Represents the current yield as of October 31, 2007.

(l) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(m) Commonwealth Guaranteed.

(n) Represents a step bond.

  o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

                                                Notional        Unrealized
                                                 Amount        Appreciation

    Pay a fixed rate of 3.846% and
    receive a floating rate based on
    1-week (SIFMA) Municipal Swap
    Index Rate

    Broker, Citibank, N.A.
    Expires January 2023                         $2,500           $    8

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California--133.2%

$   1,730    ABAG Finance Authority for Nonprofit Corporations,
             California, Revenue Refunding Bonds (Redwood
             Senior Homes and Services), 6% due 11/15/2022           $    1,826

    2,075    Antioch Area Public Facilities Financing Agency,
             California, Special Tax (Community Facilities District
             Number 1989-1), 5.70% due 8/01/2009 (a)(f)                   2,174

    2,725    Arcata, California, Joint Powers Financing Authority,
              Tax Allocation Revenue Refunding Bonds
             (Community Development Project Loan), Series A,
             6% due 8/01/2023 (a)                                         2,730

   10,000    California Health Facilities Financing Authority
             Revenue Bonds (Kaiser Permanente), Series A,
             5.50% due 6/01/2022 (d)(g)                                  10,301

    1,490    California Health Facilities Financing Authority,
             Revenue Refunding Bonds (Pomona Valley
             Hospital Medical Center), Series A, 5.625%
             due 7/01/2019 (b)                                            1,522

    4,990    California Infrastructure and Economic Development
             Bank Revenue Bonds (J. David Gladstone Institute
             Project), 5.50% due 10/01/2022                               5,196

             California Pollution Control Financing Authority, Solid
             Waste Disposal Revenue Bonds, AMT:
    2,700       (Republic Services Inc. Project), Series B,
                5.25% due 6/01/2023                                       2,770
    3,000       (Waste Management Inc. Project), Series A-2,
                5.40% due 4/01/2025                                       3,020
    2,500       (Waste Management Inc. Project), Series C,
                5.125% due 11/01/2023                                     2,474

             California Pollution Control Financing Authority, Solid
             Waste Disposal Revenue Refunding Bonds, AMT:
    2,000       (Republic Services Inc. Project), Series C,
                5.25% due 6/01/2023                                       2,052
    4,500       (Waste Management Inc. Project), Series B,
                5% due 7/01/2027                                          4,296

             California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT:
    2,000       Series A, 5.40% due 12/01/2036 (c)(i)                     2,112
       35       Series B, 6.15% due 6/01/2020 (c)                            36
      420       Sub-Series FH-1, 5.50% due 8/01/2047                        427

    2,500    California State Enterprise Authority, Sewer Facility
             Revenue Bonds (Anheuser-Busch Project), AMT,
             5.30% due 9/01/2047                                          2,507

             California State, GO:
      200       5.50% due 4/01/2014 (f)                                     223
    5,000       5.125% due 4/01/2025                                      5,232
        5       5.50% due 4/01/2030                                           5

             California State, GO, Refunding:
      170       5.75% due 5/01/2010 (f)                                     181
      450       5.75% due 5/01/2030                                         475
    3,000       5% due 6/01/2037                                          3,039

    2,785    California State, GO, Refunding, Veterans, AMT,
             Series BJ, 5.70% due 12/01/2032                              2,813



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

             California State Public Works Board, Lease Revenue
             Bonds:
$   2,000       (California State University), Series C, 5.40%
                due 10/01/2022 (b)                                   $    2,042
    5,000       (Department of Corrections), Series C, 5.50%
                due 6/01/2023                                             5,379
    4,000       (Department of Health Services), Series A,
                5.75% due 11/01/2009 (b)(f)                               4,217
   12,000       (Various Community College Projects), Series A,
                5.625% due 3/01/2016 (a)                                 12,212

    6,850    California State, Various Purpose, GO, 5.50%
             due 11/01/2033                                               7,240

    5,250    California Statewide Communities Development
             Authority, COP (John Muir/Mount Diablo Health
             System), 5.125% due 8/15/2022 (b)                            5,360

             California Statewide Communities Development
             Authority Health Facility Revenue Bonds (Memorial
             Health Services), Series A:
    3,270       6% due 10/01/2023                                         3,484
    3,000       5.50% due 10/01/2033                                      3,079

             California Statewide Communities Development
             Authority Revenue Bonds:
    1,700       (Daughters of Charity National Health System),
                Series A, 5.25% due 7/01/2030                             1,704
    7,500       (Kaiser Permanente), Series B, 5.25%
                due 3/01/2045                                             7,590

             California Statewide Communities Development
             Authority, Revenue Refunding Bonds:
    6,975       (Kaiser Hospital Asset Management, Inc.),
                Series C, 5.25% due 8/01/2031                             7,127
    3,500       (Kaiser Permanente), Series A, 5%
                due 4/01/2031                                             3,515

    2,380    California Statewide Communities Development
             Authority, Water Revenue Bonds (Pooled Financing
             Program), Series C, 5.25% due 10/01/2028 (d)                 2,488

    2,000    Chino Basin, California, Regional Financing Authority
             Revenue Bonds (Inland Empire Utility Agency Sewer
             Project), 5.75% due 11/01/2009 (b)(f)                        2,110

    2,705    Contra Costa County, California, Public Financing
             Authority, Lease Revenue Refunding Bonds
             (Various Capital Facilities), Series A, 5.30%
             due 8/01/2020 (b)                                            2,761

    3,750    Cucamonga, California, County Water District, COP,
             5.125% due 9/01/2035 (e)                                     3,877

    7,000    Fontana Unified School District, California, GO,
             Series A, 5.25% due 8/01/2028 (d)                            7,377

    4,000    Fremont, California, Unified School District, Alameda
             County, GO (Election of 2002), Series B, 5%
             due 8/01/2030 (d)                                            4,153

             Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Refunding
             Bonds, Senior Series A-1:
    3,500       5.125% due 6/01/2047                                      3,072
    2,000       5.75% due 6/01/2047                                       1,916



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   9,390    Grant Joint Union High School District, California,
             GO (Election of 2006), 5% due 8/01/2029 (d)             $    9,704

    5,195    Long Beach, California, Harbor Revenue Bonds, AMT,
             Series A, 5.25% due 5/15/2023 (e)                            5,381

    2,000    Los Angeles, California, COP (Sonnenblick Del Rio
             West Los Angeles), 6.20% due 11/01/2031 (a)                  2,145

   10,000    Los Angeles, California, Community College
             District, GO (Election of 2003), Series E, 5%
             due 8/01/2031 (d)                                           10,402

    7,000    Los Angeles, California, Wastewater System Revenue
             Bonds, Series A, 5% due 6/01/2008 (e)(f)                     7,134

    5,000    Los Angeles, California, Wastewater System
             Revenue Refunding Bonds, Series A, 4.75%
             due 6/01/2035 (b)                                            5,035

    4,500    Los Angeles, California, Wastewater System, Revenue
             Refunding Bonds, Subordinate Series A, 5%
             due 6/01/2027 (b)                                            4,677

    3,780    Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior-Series A, 5%
             due 7/01/2027 (a)                                            3,943

    5,000    Los Angeles County, California, Public Works
             Financing Authority, Lease Revenue Bonds (Multiple
             Capital Facilities Project VI), Series A, 5.625%
             due 5/01/2010 (a)(f)                                         5,268

    2,550    Los Angeles County, California, Sanitation Districts
             Financing Authority, Revenue Refunding Bonds
             (Capital Projects--District Number 14), Sub-Series B,
             5% due 10/01/2030 (e)                                        2,644

    5,885    Marin, California, Community College District, GO
             (Election of 2004), Series A, 5% due 8/01/2028 (b)           6,130

             Metropolitan Water District of Southern California,
             Waterworks Revenue Bonds, Series A:
    1,000       5% due 7/01/2030 (d)                                      1,038
    1,240       5% due 7/01/2032                                          1,293
    5,000       5% due 7/01/2037                                          5,194

    7,000    Modesto, California, Wastewater Treatment Facilities
             Revenue Bonds, 5.625% due 11/01/2007 (b)(f)                  7,070

    7,570    Morgan Hill, California, Unified School District, GO,
             5% due 8/01/2026 (e)(g)(k)                                   3,174

    2,000    Mount Diablo, California, Unified School District, GO
             (Election of 2002), 5% due 6/01/2028 (b)                     2,082

    6,675    Murrieta Valley, California, Unified School District,
             Public Financing Authority, Special Tax Revenue
             Bonds, Series A, 5.125% due 9/01/2026 (h)                    7,006

             Oakland, California, Alameda County Unified School
             District, GO (b):
    6,240       (Election of 2000), 5% due 8/01/2027                      6,512
    7,060       Series F, 5.50% due 8/01/2010 (f)                         7,451

    5,250    Orange County, California, Sanitation District, COP, 5%
             due 2/01/2033 (e)                                            5,344



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   3,000    Oxnard, California, Financing Authority, Wastewater
             Revenue Bonds (Redwood Trunk Sewer and Headworks
             Projects), Series A, 5.25% due 6/01/2034 (e)            $    3,143

    1,000    Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (b)                 1,077

    2,000    Peralta, California, Community College District, GO
             (Election of 2000), Series D, 5% due 8/01/2030 (d)           2,077

    1,750    Pleasant Valley, California, School District, Ventura
             County, GO, Series C, 5.75% due 8/01/2025 (b)(g)             1,812

   10,600    Port of Oakland, California, Port Revenue Refunding
             Bonds, Series I, 5.40% due 11/01/2017 (b)                   10,828

    4,315    Rancho Cucamonga, California, Redevelopment
             Agency, Tax Allocation Refunding Bonds (Rancho
             Redevelopment Project), 5.25% due 9/01/2020 (d)              4,464

    5,000    Rancho Mirage, California, Joint Powers Financing
             Authority Revenue Bonds (Eisenhower Medical
             Center), Series A, 5% due 7/01/2038                          4,988

    2,345    Richmond, California, Redevelopment Agency, Tax
             Allocation Refunding Bonds (Harbour Redevelopment
             Project), Series A, 5.50% due 7/01/2018 (b)                  2,419

    5,000    Sacramento, California, Municipal Utility District,
             Electric Revenue Refunding Bonds, Series L, 5.125%
             due 7/01/2022 (b)                                            5,101

    2,500    Sacramento, California, Municipal Utility District
             Financing Authority, Revenue Bonds, (Consumers
             Project), 5.125% due 7/01/2029 (b)                           2,637

             Sacramento County, California, Sanitation District
             Financing Authority, Revenue Refunding Bonds:
    5,375       (County Sanitation District Number 1), 5%
                due 8/01/2035 (b)                                         5,552
    3,455       Series A, 5.60% due 12/01/2017                            3,461

    2,110    Salinas Valley, California, Solid Waste Authority,
             Revenue Refunding Bonds, AMT, 5.125%
             due 8/01/2022 (a)                                            2,162

    8,000    San Bernardino, California, City Unified School
             District, GO, Refunding, Series A, 5.875%
             due 8/01/2009 (e)(f)                                         8,413

    3,000    San Bernardino, California, Joint Powers Financing
             Authority, Lease Revenue Bonds (Department
             of Transportation Lease), Series A, 5.50%
             due 12/01/2020 (b)                                           3,005

   10,000    San Diego, California, Unified School District, GO
             (Election of 1998), Refunding, Series F-1, 4.50%
             due 7/01/2029 (d)                                            9,890

    5,010    San Diego County, California, Water Authority,
             Water Revenue Bonds, COP, Series A, 5%
             due 5/01/2031 (d)                                            5,133

    6,000    San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds,
             Series A, 5% due 7/01/2030 (b)                               6,228



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   1,720    San Francisco, California, City and County
             Educational Facilities, GO (Community College),
             Series A, 5.75% due 6/15/2008 (f)                       $    1,778

    1,310    San Francisco, California, City and County Zoo
             Facilities, GO, Series B, 5.75% due 6/15/2008 (f)            1,354

    4,615    San Jose, California, Airport Revenue Bonds,
             Series D, 5% due 3/01/2028 (b)                               4,746

    1,855    San Jose, California, Unified School District, Santa
             Clara County, GO (Election of 2002), Series B, 5%
             due 8/01/2029 (e)                                            1,929

   10,005    San Jose-Evergreen, California, Community College
             District, Capital Appreciation, GO (Election of 2004),
             Refunding, Series A, 5.12% due 9/01/2023 (b)(k)              4,559

    5,000    San Juan, California, Unified School District, GO
             (Election of 2002), 5% due 8/01/2028 (b)                     5,170

    2,020    Santa Clara, California, Unified School District, GO,
             5.50% due 7/01/2021 (e)                                      2,132

    3,500    Santa Clara County, California, Housing Authority,
             M/F Housing Revenue Bonds (John Burns
             Gardens Apartments Project), AMT, Series A, 6%
             due 8/01/2041                                                3,653

    2,170    Santa Clarita, California, Community College District,
             GO (Election 2001), 5% due 8/01/2028 (d)                     2,260

    4,000    Santa Monica, California, Redevelopment Agency,
             Tax Allocation Bonds (Earthquake Recovery
             Redevelopment Project), 6% due 7/01/2009 (a)(f)              4,207

    2,500    Sequoia, California, Unified High School District, GO,
             Refunding, 5% due 7/01/2028 (d)                              2,614

    1,675    Shasta-Tehama-Trinity Joint Community College
             District, California, GO (Election of 2002), Series B,
             5.25% due 8/01/2024 (d)                                      1,803

    6,875    Sonoma County, California, Junior College District,
             GO (Election 2002), Refunding, Series B, 5%
             due 8/01/2028 (d)                                            7,161

    2,265    South Bayside, California, Waste Management
             Authority, Waste System Revenue Bonds, 5.75%
             due 3/01/2020 (a)                                            2,371

    3,000    Southern California HFA, S/F Mortgage Revenue
             Bonds, AMT, Series A, 5.80% due 12/01/2049 (c)(i)            3,229

    6,750    Southern California Public Power Authority, Natural
             Gas Project Number 1 Revenue Bonds, Series A, 5%
             due 11/01/2033                                               6,549

    1,600    Stockton, California, Public Financing Authority, Water
             Revenue Bonds (Water System Capital Improvement
             Projects), Series A, 5% due 10/01/2031 (b)                   1,659

    3,235    Taft, California, Public Financing Authority, Lease
             Revenue Bonds (Community Correctional Facility),
             Series A, 6.05% due 1/01/2017 (b)                            3,450



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

$   1,310    Torrance, California, Hospital Revenue Refunding
             Bonds (Torrance Memorial Medical Center), Series A,
             6% due 6/01/2022                                        $    1,398

    4,745    Vacaville, California, Unified School District, GO
             (Election of 2001), 5% due 8/01/2030 (b)                     4,927

    1,000    Ventura, California, Unified School District, GO
             (Election of 1997), Series H, 5.125%
             due 8/01/2034 (d)                                            1,041

    3,990    Vernon, California, Electric System Revenue Bonds
             (Malburg Generating Station Project), 5.50%
             due 4/01/2008 (f)                                            4,025

    5,000    Vista, California, Joint Powers Financing Authority,
             Lease Revenue Refunding Bonds, 5.625%
             due 5/01/2016 (b)                                            5,109


Puerto Rico--0.9%

    2,500    Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5.25% due 7/01/2030                                2,591


U.S. Virgin Islands--1.0%

    3,000    Virgin Islands Government Refinery Facilities, Revenue
             Refunding Bonds (Hovensa Coker Project), AMT,
             6.50% due 7/01/2021                                          3,184

             Total Municipal Bonds
             (Cost--$410,968)--135.1%                                   420,030



             Municipal Bonds Held in Trust (m)

California--32.6%

    9,000    Anaheim, California, Public Financing Authority,
             Electric System District Facilities Revenue Bonds,
             Series A, 5% due 10/01/2031 (d)                              9,280

   10,210    Contra Costa County, California, Community
             College District, GO (Election of 2002), 5%
             due 8/01/2030 (d)                                           10,558

    6,020    La Quinta, California, Financing Authority, Local
             Agency Revenue Bonds, Series A, 5.125%
             due 9/01/2034 (a)                                            6,245

   10,460    Palm Desert, California, Financing Authority, Tax
             Allocation Revenue Refunding Bonds (Project Area
             Number 2), Series A, 5.125% due 8/01/2036 (a)               10,889

   11,615    Port of Oakland, California, Revenue Refunding
             Bonds, AMT, Series L, 5.375% due 11/01/2027 (e)             12,087

   16,000    Sacramento, California, Municipal Utility District
             Financing Authority, Revenue Bonds (Consumers
             Project), 5.125% due 7/01/2029 (b)                          16,874



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

California (concluded)

$  20,710    San Diego, California, Certificates of Undivided
             Interest Revenue Bonds (Water Utility Fund), 5.20%
             due 8/01/2024 (e)                                       $   21,130

    5,430    San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds, Series A,
             5% due 7/01/2034 (b)                                         5,611

    8,490    University of California, Limited Project Revenue
             Bonds, Series B, 5% due 5/15/2033 (d)                        8,743

             Total Municipal Bonds Held in Trust
             (Cost--$101,184)--32.6%                                    101,417



   Shares
     Held    Short-Term Securities                                     Value

    7,845    CMA California Municipal Money Fund, 2.88% (j)(l)       $    7,845

             Total Short-Term Securities
             (Cost--$7,845)--2.5%                                         7,845

Total Investments (Cost--$519,997*)--170.2%                             529,292
Other Assets Less Liabilities--2.1%                                       6,376
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.9%)                          (49,506)
Preferred Stock, at Redemption Value--(56.4%)                         (175,228)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  310,934
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      471,770
                                                     ==============
    Gross unrealized appreciation                    $       10,479
    Gross unrealized depreciation                           (1,925)
                                                     --------------
    Net unrealized appreciation                      $        8,554
                                                     ==============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FNMA/GNMA Collateralized.

(d) FSA Insured.

(e) FGIC Insured.

(f) Prerefunded.

(g) Escrowed to maturity.

(h) Assured Guaranty Insured.

(i) FHLMC Collateralized.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net          Dividend
    Affiliate                                     Activity        Income

    CMA California Municipal
      Money Fund                                   3,852           $352


(k) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(l) Represents the current yield as of October 31, 2007.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California--136.7%

$   7,000    ABAG Finance Authority for Nonprofit Corporations,
             California, COP (Children's Hospital Medical Center),
             6% due 12/01/2009 (a)(g)                                $    7,427

    2,350    Alameda, California, GO, 5% due 8/01/2033 (f)                2,422

    5,665    Alhambra, California, Unified School District, GO
             (Election of 2004), Series A, 5% due 8/01/2029 (b)           5,889

    3,580    Anaheim, California, Public Financing Authority,
             Electric System Distribution Facilities Revenue
             Bonds, Series A, 5% due 10/01/2031 (e)                       3,691

    2,400    Anaheim, California, Union High School District, GO
             (Election of 2002), 5% due 8/01/2027 (f)                     2,495

      255    Bay Area Government Association, California, Tax
             Allocation Revenue Refunding Bonds (California
             Redevelopment Agency Pool), Series A, 6%
             due 12/15/2024 (e)                                             256

    3,980    Brentwood, California, Infrastructure Refinancing
             Authority, Infrastructure Revenue Refunding Bonds,
             Series A, 5.20% due 9/02/2029 (e)                            4,183

             California Community College Financing Authority,
             Lease Revenue Bonds, Series A (f)(g):
    3,215       5.95% due 12/01/2009                                      3,438
    1,100       6% due 12/01/2009                                         1,177

    5,000    California Educational Facilities Authority Revenue
             Bonds (University of San Diego), Series A, 5.50%
             due 10/01/2032                                               5,227

    9,115    California Educational Facilities Authority, Student
             Loan Revenue Bonds (CalEdge Loan Program), AMT,
             5.55% due 4/01/2028 (a)                                      9,260

             California HFA, Home Mortgage Revenue Bonds,
             VRDN, AMT, Series R (a)(m):
      400       3.53% due 8/01/2023                                         400
      600       3.53% due 8/01/2032                                         600

    2,750    California Health Facilities Financing Authority
             Revenue Bonds (Kaiser Permanente), Series A,
             5.50% due 6/01/2022 (e)(i)                                   2,833

             California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program),  AMT, Series A (d):
      295       6.35% due 12/01/2029 (c)                                    301
      130       6.25% due 12/01/2031                                        133

   12,680    California State Department of Veteran Affairs, Home
             Purchase Revenue Refunding Bonds, Series A,
             5.35% due 12/01/2027 (a)                                    13,284

      860    California State, GO, 6.25% due 10/01/2019 (f)                 869

             California State, GO, Refunding:
    3,000       5.25% due 2/01/2029                                       3,117
    3,000       Series BX, 5.50% due 12/01/2031 (e)                       3,004

   19,865    California State, GO, Refunding, Veterans, AMT,
             Series B, 5.70% due 12/01/2032 (a)                          20,102



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   4,530    California State Public Works Board, Lease Revenue
             Bonds (Department of Corrections-Ten Administrative
             Segregation Housing Unites), Series A, 5.25%
             due 3/01/2020 (a)                                       $    4,773

    2,720    California State University, Systemwide
             Revenue Refunding Bonds, Series A, 5.125%
             due 11/01/2026 (a)                                           2,852

    5,950    California State, Various Purpose, GO, 5.50%
             due 11/01/2033                                               6,289

    4,100    California Statewide Communities Development
             Authority, COP (Kaiser Permanente), 5.30%
             due 12/01/2015 (e)(i)                                        4,252

    3,685    California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A, 6% due 10/01/2023                3,926

    2,650    California Statewide Communities Development
             Authority, Revenue Refunding Bonds (Kaiser
             Permanente), Series A, 5% due 4/01/2031                      2,662

    7,000    Capistrano, California, Unified School District,
             Community Facility District, Special Tax Refunding
             Bonds, 5% due 9/01/2029 (b)                                  7,256

    4,600    Ceres, California, Redevelopment Agency, Tax
             Allocation Bonds (Ceres Redevelopment Project Area
             Number 1), 5.75% due 11/01/2010 (f)(g)                       4,992

    6,000    Chaffey, California, Union High School District, GO,
             Series C, 5.375% due 5/01/2023 (e)                           6,418

    3,000    Chino Valley, California, Unified School District,
             GO (Election of 2002), Series C, 5.25%
             due 8/01/2030 (f)                                            3,178

    5,910    Chula Vista, California, Elementary School District,
             COP, 5% due 9/01/2029 (f)                                    6,061

   10,000    Coachella Valley, California, Unified School
             District, COP, 5% due 9/01/2036 (a)                         10,236

    3,275    Coachella Valley, California, Unified School
             District, GO (Election of 2005), Series A, 5%
             due 8/01/2025 (b)                                            3,427

    2,540    Coalinga, California, Redevelopment Agency Tax
             Allocation Bonds, 5.90% due 9/15/2025 (f)                    2,742

             Contra Costa, California, Water District, Water
             Revenue Refunding Bonds:
    4,135       Series L, 5% due 10/01/2032 (e)                           4,260
    1,735       Series O, 5% due 10/01/2024 (a)                           1,838

   12,180    Contra Costa County, California, COP, Refunding
             (Merrithew Memorial Hospital Project), 5.375%
             due 11/01/2007 (f)(g)                                       12,424

    8,500    Corona, California, COP (Clearwater Cogeneration
             Project), 5% due 9/01/2028 (f)                               8,707

    1,485    East Bay, California, Municipal Utility District,
             Wasterwater System Revenue Refunding Bonds,
             Sub-Series A, 5% due 6/01/2037 (a)                           1,542



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   1,100    El Centro, California, Financing Authority,
             Water Revenue Bonds, Series A, 5.25%
             due 10/01/2035 (e)                                      $    1,162

             Fremont, California, Unified School District, Alameda
             County, GO:
    6,000       (Election of 2002), Series B, 5%
                due 8/01/2030 (e)                                         6,230
   10,755       Series A, 5.50% due 8/01/2026 (b)                        11,535

    4,295    Fresno, California, Joint Powers Financing
             Authority, Lease Revenue Bonds, Series A, 5.75%
             due 6/01/2026 (e)                                            4,554

    6,930    Fullerton, California, Public Financing Authority, Tax
             Allocation Revenue Bonds, 5% due 9/01/2027 (a)               7,165

    4,390    Glendale, California, Electric Revenue Bonds, 5%
             due 2/01/2032 (f)                                            4,493

             Glendora, California, Unified School District, GO
             (Election of 2005), Series A (f):
    1,350       5% due 8/01/2027                                          1,412
    2,700       5.25% due 8/01/2030                                       2,871

    5,710    Hanford, California, Joint Unified High School
             District, GO (Election of 2004), Series A, 4.75%
             due 8/01/2029 (e)                                            5,812

             Hollister, California, Joint Powers Finance Authority,
             Wastewater Revenue Refunding Bonds (Refining and
             Improvement Project), Series 1 (e):
    5,000       5% due 6/01/2032                                          5,175
    6,000       5% due 6/01/2037                                          6,190

    4,090    Imperial, California, Community College District, GO
             (Election of 2004), 5% due 8/01/2029 (b)                     4,252

    2,500    La Quinta, California, Financing Authority,
             Local Agency Revenue Bonds, Series A, 5.25%
             due 9/01/2024 (a)                                            2,677

    3,050    Little Lake, California, City School District, GO,
             Refunding, 5.50% due 7/01/2025 (e)                           3,324

   10,260    Lodi, California, Unified School District, GO
             (Election of 2002), 5% due 8/01/2029 (e)                    10,591

    8,000    Los Angeles, California, Community College
             District, GO (Election of 2003), Series E, 5%
             due 8/01/2031 (e)                                            8,321

   10,000    Los Angeles, California, Community Redevelopment
             Agency, Community Redevelopment Financing
             Authority Revenue Bonds (Bunker Hill Project),
             Series A, 5% due 12/01/2027 (e)                             10,337

      290    Los Angeles, California, Department of Airports,
             Airport Revenue Bonds (Los Angeles International
             Airport), AMT, Series D, 5.625% due 5/15/2012 (b)              290



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

             Los Angeles, California, Unified School District, GO:
$   2,880       (Election of 2004), Series C, 5%
                due 7/01/2027 (b)                                    $    2,982
    5,365       (Election of 2004), Series F, 4.75%
                due 7/01/2027 (b)                                         5,483
    5,000       (Election of 2004), Series F, 5%
                due 7/01/2030 (b)                                         5,210
    7,000       Series E, 5% due 7/01/2030 (a)                            7,266

             Los Angeles, California, Unified School District, GO,
             Refunding:
    5,000       Series B, 4.75% due 7/01/2019 (e)                         5,257
    4,000       Series B, 4.75% due 7/01/2025 (b)                         4,108

    5,000    Los Angeles, California, Wastewater System Revenue
             Refunding Bonds, Series A, 4.75% due 6/01/2035 (f)           5,035

    5,000    Los Angeles, California, Water and Power Revenue
             Bonds (Power System), Sub-Series A-1, 5%
             due 7/01/2031 (e)                                            5,177

    3,165    Los Angeles, California, Water and Power Revenue
             Refunding Bonds (Power System), Series A-A-2,
             5.375% due 7/01/2021 (f)                                     3,345

             Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue
             Refunding Bonds:
    5,240       Proposition A, First Tier Senior-Series A, 5%
                due 7/01/2027 (a)                                         5,467
    6,500       Proposition A, First Tier Senior-Series A, 5%
                due 7/01/2035 (a)                                         6,713
    2,000       Proposition C, Second Tier Senior-Series A,
                5.25% due 7/01/2010 (b)(g)                                2,113

    8,735    Los Angeles County, California, Public Works
             Financing Authority, Lease Revenue Refunding
             Bonds (Master Refunding Project), Series A, 5%
             due 12/01/2028 (f)                                           9,040

    3,000    Los Rios, California, Community College District, GO
             (Election of 2002), Series B, 5% due 8/01/2027 (f)           3,119

    2,010    Madera, California, Public Financing Authority, Water
             and Wastewater Revenue Refunding Bonds, 5%
             due 3/01/2036 (f)                                            2,075

    6,865    Merced, California, Community College District,
             GO (School Facilities District Number 1), 5%
             due 8/01/2031 (f)                                            7,141

    5,370    Metropolitan Water District of Southern California,
             Waterworks Revenue Bonds, Series B-1, 5%
             due 10/01/2033 (b)                                           5,528

    8,000    Murrieta Valley, California, Unified School District,
             Public Financing Authority, Special Tax Revenue
             Bonds, Series A, 5.125% due 9/01/2026 (l)                    8,396

    9,070    Napa, California, Water Revenue Bonds, 5%
             due 5/01/2035 (a)                                            9,425



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   6,015    Natomas Unified School District, California, GO
             (Election of 2006), 5% due 8/01/2028 (b)                $    6,265

    4,245    Nevada County, California, COP, Refunding, 5.25%
             due 10/01/2019 (f)                                           4,468

    2,000    New Haven, California, Unified School District, GO,
             Refunding, 5.75% due 8/01/2020 (e)                           2,178

    4,270    Oakland, California, Sewer Revenue Bonds, Series A,
             5% due 6/15/2029 (e)                                         4,418

    2,000    Oakland, California, State Building Authority, Lease
             Revenue Bonds (Elihu M. Harris State Office Building),
             Series A, 5.50% due 4/01/2008 (a)(g)                         2,037

    1,245    Orange County, California, Airport Revenue Refunding
             Bonds, AMT, 5.625% due 7/01/2012 (f)                         1,272

    6,360    Orange County, California, Public Financing Authority,
             Lease Revenue Refunding Bonds (Juvenile Justice
             Center Facility), 5.375% due 6/01/2018 (a)                   6,836

   10,000    Oxnard, California, Financing Authority, Wastewater
             Revenue Bonds (Redwood Trunk Sewer and
             Headworks Projects), Series A, 5.25%
             due 6/01/2034 (b)                                           10,476

    9,645    Oxnard, California, Unified High School District, GO,
             Refunding, Series A, 6.20% due 8/01/2030 (f)                11,008

    1,275    Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (f)                 1,373

    4,640    Palmdale, California, Water District Public Facility
             Corporation, COP, 5% due 10/01/2029 (b)                      4,760

             Placentia-Yorba Linda, California, Unified School
             District:
    5,000       COP, 5% due 10/01/2030 (b)                                5,138
    5,000       GO (Election of 2002), Series C, 5%
                due 8/01/2029 (f)                                         5,198

        2    Port of Oakland, California, RIB, AMT, Series 1192,
             7.01% due 11/01/2027 (h)                                         3

    7,500    Port of Oakland, California, Revenue Bonds AMT,
               Series K, 5.75% due 11/01/2029 (b)                         7,788

    3,000    Riverside, California, COP, 5% due 9/01/2028 (a)             3,073

             Riverside, California, Unified School District, GO
             (Election of 2001):
    6,000       Series A, 5.25% due 2/01/2023 (b)                         6,378
    7,515       Series B, 5% due 8/01/2030 (f)                            7,833

    4,500    Riverside County, California, Asset Leasing
             Corporation, Leasehold Revenue Refunding Bonds
             (Riverside County Hospital Project), Series B, 5.70%
             due 6/01/2016 (f)                                            4,934

    3,000    Sacramento, California, City Financing Authority,
             Capital Improvement Revenue Bonds
             (Community Rein Capital Program), Series A, 5%
             due 12/01/2036 (a)                                           3,090



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   6,590    Sacramento, California, City Financing Authority,
             Tax Allocation Revenue Bonds (Merged
             Downtown and Oak Park Projects), Series A, 5.03%
             due 12/01/2032 (b)(n)                                   $    1,966

    2,565    Saddleback Valley, California, Unified School
             District, GO, 5% due 8/01/2029 (e)                           2,655

    5,000    San Bernardino, California, City Unified School
             District, GO, Series A, 5% due 8/01/2028 (e)                 5,176

      320    San Bernardino County, California, S/F Home
             Mortgage Revenue Refunding Bonds, AMT, Series A-1,
             6.25% due 12/01/2031 (d)                                       327

             San Diego, California, Redevelopment Agency,
             Subordinate Tax Allocation Bonds (Centre City
             Redevelopment Project), Series A (a):
    2,720       5.25% due 9/01/2024                                       2,908
    2,860       5.25% due 9/01/2025                                       3,047

    5,400    San Diego, California, Unified Port District,
             Revenue Refunding Bonds, AMT, Series A, 5.25%
             due 9/01/2019 (f)                                            5,704

             San Diego County, California, COP (Salk Institute for
             Bio Studies) (f):
    3,570       5.75% due 7/01/2022                                       3,812
    5,200       5.75% due 7/01/2031                                       5,531

             San Diego County, California, Water Authority, Water
             Revenue Bonds, COP, Series A (e):
    7,350       5% due 5/01/2030                                          7,544
   10,000       5% due 5/01/2031                                         10,245

    5,000    San Francisco, California, Bay Area Rapid Transit
             District, GO (Election of 2004), Series B, 5%
             due 8/01/2035                                                5,199

   19,630    San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds
             Series A, 5% due 7/01/2030 (f)                              20,375

    6,455    San Francisco, California, City and County Airport
             Commission, International Airport Revenue
             Refunding Bonds, Second Series 28B, 5.25%
             due 5/01/2012 (f)(g)                                         6,935

             San Francisco, California, City and County Airport
             Commission, International Airport, Special Facilities
             Lease Revenue Bonds (SFO Fuel Company LLC),
             AMT, Series A (e):
    1,000       6.10% due 1/01/2020                                       1,023
      985       6.125% due 1/01/2027                                      1,008

             San Francisco, California, Community College
             District, GO, Refunding, Series A (b):
    1,735       5.375% due 6/15/2019                                      1,839
    1,730       5.375% due 6/15/2020                                      1,834
    1,925       5.375% due 6/15/2021                                      2,040



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

$   4,135    San Jose, California, Airport Revenue Bonds,
             Series D, 5% due 3/01/2028 (f)                          $    4,252

    1,632    San Jose, California, Financing Authority, Lease
             Revenue Refunding Bonds, DRIVERS, Series 1280Z,
             6.273% due 12/01/2010 (a)(h)                                 1,698

    7,300    San Jose, California, Redevelopment Agency, Tax
             Allocation Bonds (Housing Set-Aside Merged Area),
             AMT, Series E, 5.85% due 8/01/2027 (f)                       7,477

    4,250    San Juan, California, Unified School District, GO
             (Election of 2002), 5% due 8/01/2028 (f)                     4,395

    4,350    San Mateo County, California, Transit District,
             Sales Tax Revenue Refunding Bonds, Series A, 5%
             due 6/01/2029 (f)                                            4,519

    2,595    Santa Clara, California, Redevelopment Agency, Tax
             Allocation Bonds (Bayshore North Project), Series A,
             5.25% due 6/01/2019 (a)                                      2,680

    5,500    Santa Clara, California, Subordinated Electric
             Revenue Bonds, Series A, 5% due 7/01/2028 (f)                5,702

    1,100    Santa Clara Valley, California, Water District, Water
             Utility System Revenue, Series A, 5.125%
             due 6/01/2010 (b)(g)                                         1,147

             Santa Rosa, California, High School District, GO:
    2,500       (Election of 2002), 5% due 8/01/2028 (f)                  2,585
    3,000       5.375% due 8/01/2026 (e)                                  3,172

    6,750    Shasta, California, Joint Powers Financing Authority,
             Lease Revenue Bonds (County Administration
             Building Project), Series A, 5% due 4/01/2033 (f)            6,904

    1,645    South Tahoe, California, Joint Powers Financing
             Authority, Revenue Refunding Bonds (South Tahoe
             Redevelopment Project Area No. 1), Series A, 5%
             due 10/01/2029 (e)                                           1,687

    5,000    Southern California Public Power Authority, Power
             Project Revenue Bonds (Magnolia Power Project),
             Series A-1, 5% due 7/01/2013 (a)(g)                          5,389

    2,600    Stockton, California, Public Financing Authority, Water
             Revenue Bonds (Water System Capital Improvement
             Projects), Series A, 5% due 10/01/2031 (f)                   2,696

    1,020    Stockton, California, Public Financing
             Revenue Refunding Bonds, Series A, 5.875%
             due 9/02/2016 (e)                                            1,029

    1,500    Tehachapi, California, COP, Refunding (Installment
             Sale), 5.75% due 11/01/2016 (e)                              1,629

    6,000    Tracy, California, Community Development Agency,
             Tax Allocation Refunding Bonds, Series A, 5%
             due 3/01/2034 (a)                                            6,134

    3,000    Turlock, California, Public Finance Authority, Sewer
             Revenue Bonds, Series A, 5% due 9/15/2033 (b)                3,088

             University of California Revenue Bonds (g):
   14,830       (Multiple Purpose Projects), Series Q, 5%
                due 9/01/2011 (e)                                        15,794
    4,790       Series O, 5.125% due 9/01/2010 (b)                        5,058



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

$   3,395    Ventura County, California, Community College
             District, GO, Refunding, Series A, 5% due
             8/01/2027 (f)                                           $    3,529

    2,550    Vista, California, Unified School District, GO,
             Series B, 5% due 8/01/2028 (b)                               2,637

    2,185    Walnut, California, Public Financing Authority, Tax
             Allocation Revenue Bonds (Walnut Improvement
             Project), 5.375% due 9/01/2021 (a)                           2,316

    6,690    West Contra Costa, California, Unified School
             District, GO (Election of 2002), Series B, 5%
             due 8/01/2032 (e)                                            6,844


Puerto Rico--5.9%

    5,000    Puerto Rico Commonwealth, GO, 4.875%
             due 7/01/2008 (f)(g)                                         5,098

    4,335    Puerto Rico Commonwealth, Public Improvement,
             GO, 5.75% due 7/01/2010 (f)(g)                               4,589

    7,000    Puerto Rico Electric Power Authority, Power Revenue
             Refunding Bonds, Series UU, 5% due 7/01/2024 (e)             7,435

   10,000    Puerto Rico Municipal Finance Agency, GO, RIB,
             Series 225, 7.75% due 8/01/2012 (e)(h)                      10,951

   10,000    Puerto Rico Sales Tax Financing Corporation,
             Sales Tax Revenue Refunding Bonds, Series A, 5.04%
             due 8/01/2045 (f)(n)                                         1,518

             Total Municipal Bonds
             (Cost--$688,891)--142.6%                                   706,860



             Municipal Bonds Held in Trust (o)

California--23.8%

   10,000    East Bay Municipal Utility District, California,
             Water System Revenue Bonds, Sub-Series A, 5%
             due 6/01/2035 (f)                                           10,324

   15,150    Long Beach, California, Harbor Revenue Bonds, AMT,
             Series A, 5.375% due 5/15/2024                              15,729

   16,000    Los Angeles, California, Department of Water and
             Power, Power System Revenue Refunding Bonds,
             Series A, Sub-Series A-2, 5% due 7/1/2027 (f)               16,632

    9,950    Port of Oakland, California, Port Revenue Bonds,
             AMT, Series K, 5.75% due 11/01/2012 (b)                     10,369

   10,820    Port of Oakland, California, Revenue Bonds, AMT,
             Series K, 5.75% due 11/01/2013 (b)                          11,278

   19,035    Port of Oakland, California, Revenue Refunding
             Bonds, AMT, Series L, 5.375% due 11/01/2027 (b)             19,808

   16,000    San Diego, California, Certificates of Undivided
             Interest Revenue Bonds (Water Utility Fund), 5.20%
             due 8/01/2024 (b)                                           16,325



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (o)                         Value

California (concluded)

$  10,500    San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds,
             Series A, 5% due 7/01/2034 (f)                          $   10,850

    8,137    San Jose, California, Financing Authority, Lease
             Revenue Refunding Bonds (Civic Center Project),
             Series B, 5% due 6/01/2032 (a)                               8,302

             Total Municipal Bonds Held in Trust
             (Cost--$119,279)--23.8%                                    119,617



   Shares
     Held    Short-Term Securities                                     Value

       49    CMA California Municipal Money
             Fund, 2.88% (j)(k)                                      $       49

             Total Short-Term Securities
             (Cost--$49)--0.0%                                               49

Total Investments (Cost--$808,219*)--164.4%                             826,526
Other Assets Less Liabilities--2.1%                                      10,624
Liability for Trust Certificates,
  Including Interest Expense Payable--(11.8%)                          (59,087)
Preferred Stock, at Redemption Value--(54.7%)                         (275,208)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  502,855
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      750,443
                                                     ==============
    Gross unrealized appreciation                    $       19,351
    Gross unrealized depreciation                           (1,484)
                                                     --------------
    Net unrealized appreciation                      $       17,867
                                                     ==============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHLMC Collateralized.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Escrowed to maturity.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    CMA California Municipal Money Fund             (1,075)          $125


(k) Represents the current yield as of October 31, 2007.

(l) Assured Guaranty Insured.

(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(n) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
                            BlackRock MuniYield Florida Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Arizona--1.0%

$   2,100    Salt Verde Financial Corporation, Arizona, Senior Gas
             Revenue Bonds, 5% due 12/01/2037                        $    2,009


District of Columbia--0.5%

    1,000    Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Bonds, AMT, Series A,
             5.25% due 10/01/2032 (f)                                     1,021


Florida--132.2%

    2,100    Alachua County, Florida, School Board, COP, 5.25%
             due 7/01/2029 (b)                                            2,186

    1,500    Arbor Greene Community Development District,
             Florida, Special Assessment Revenue Refunding
             Bonds, 5% due 5/01/2019                                      1,543

    2,420    Bay County, Florida, Sales Tax Revenue Bonds, 5%
             due 9/01/2027 (b)                                            2,520

    2,000    Beacon Tradeport Community Development District,
             Florida, Special Assessment Revenue Refunding
             Bonds (Commercial Project), Series A, 5.625%
             due 5/01/2032 (o)                                            2,068

    3,000    Brevard County, Florida, Health Facilities Authority,
             Healthcare Facilities Revenue Bonds (Health First
             Inc. Project), 5% due 4/01/2036                              2,973

    2,870    Broward County, Florida, Airport System Revenue
             Bonds, AMT, Series I, 5.75% due 10/01/2018 (b)               3,063

             Broward County, Florida, Educational Facilities
             Authority Revenue Bonds (Nova Southeastern
             University):
    2,750       5% due 4/01/2031 (c)                                      2,828
    1,000       Series B, 5.625% due 4/01/2034                            1,025

    1,470    Broward County, Florida, HFA, S/F Mortgage
             Revenue Refunding Bonds, AMT, Series E, 5.90%
             due 10/01/2039 (g)(h)                                        1,559

             Cape Coral, Florida, Special Obligation Revenue
             Bonds (m):
    1,750       5% due 10/01/2023                                         1,835
    2,060       5% due 10/01/2026                                         2,146

             Citrus County, Florida, Hospital Board Revenue
             Refunding Bonds (Citrus Memorial Hospital):
    2,240       6.25% due 8/15/2023                                       2,380
    2,850       6.375% due 8/15/2032                                      3,020

      460    Collier County, Florida, IDA, IDR, Refunding (Southern
             States Utilities), AMT, 6.50% due 10/01/2025                   461

    2,100    Collier County, Florida, School Board, COP, 5%
             due 2/15/2027 (j)                                            2,174

             Duval County, Florida, HFA, S/F Mortgage Revenue
             Refunding Bonds, AMT (h):
      805       5.40% due 10/01/2021                                        814
    1,575       5.85% due 10/01/2027 (m)                                  1,623



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

$   1,800    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Bonds, AMT, Series 3, 5.15%
             due 7/01/2038 (g)(h)                                    $    1,797

      430    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (j)                                        447

             Florida Municipal Loan Council Revenue Bonds (m):
    1,580       Series A-1, 5.125% due 7/01/2034                          1,627
    4,250       Series B, 5.375% due 11/01/2030                           4,447

    2,500    Florida State Board of Education, GO (Public
             Education Capital Outlay), Series J, 5%
             due 6/01/2031                                                2,566

    1,000    Florida State Governmental Utility Authority, Utility
             Revenue Bonds (Lehigh Utility System), 5.125%
             due 10/01/2033 (b)                                           1,028

    2,750    Fort Myers, Florida, Utility System Revenue Refunding
             Bonds, 5% due 10/01/2031 (m)                                 2,840

    4,500    Halifax Hospital Medical Center, Florida, Hospital
             Revenue Refunding and Improvement Bonds,
             Series A, 5.25% due 6/01/2026                                4,581

    2,000    Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System),
             Series C, 5.25% due 11/15/2036                               2,040

    1,055    Hillsborough County, Florida, Court Facilities Revenue
             Bonds, 5.40% due 11/01/2012 (b)(n)                           1,144

             Hillsborough County, Florida, IDA, Exempt Facilities
             Revenue Bonds (National Gypsum Company), AMT:
    2,500       Series A, 7.125% due 4/01/2030                            2,619
    3,750       Series B, 7.125% due 4/01/2030                            3,928

             Hillsborough County, Florida, IDA, Hospital Revenue
             Bonds (H. Lee Moffitt Cancer Center Project):
    3,200       Series A, 5.25% due 7/01/2037                             3,226
    1,000       Series C, 5.50% due 7/01/2032                             1,018

    1,500    Hillsborough County, Florida, School Board, COP, 5%
             due 7/01/2029 (m)                                            1,530

    1,000    Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue
             Bonds (Mayo Clinic-Jacksonville), Series A, 5.50%
             due 11/15/2036 (m)                                           1,062

             Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project) AMT (a):
    1,140       5.50% due 10/01/2030                                      1,152
    2,800       5.875% due 6/01/2031                                      2,910

    1,500    Jacksonville, Florida, Excise Taxes Revenue Bonds,
             Series B, 5.125% due 10/01/2032 (f)                          1,555

    2,315    Jacksonville, Florida, Guaranteed Entitlement
             Revenue Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (f)                                           2,434

    1,000    Jacksonville, Florida, HFA, Homeowner Mortgage
             Revenue Refunding Bonds, AMT, Series A-1, 5.625%
             due 10/01/2039 (g)(h)                                        1,037



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
                            BlackRock MuniYield Florida Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

$   3,145    Jacksonville, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Baptist Medical Center
             Project), 5% due 8/15/2037 (j)                          $    3,206

    3,800    Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
             due 10/01/2027 (m)                                           3,931

    3,500    Lakeland, Florida, Hospital System Revenue Bonds
             (Lakeland Regional Health System), Series A, 5.50%
             due 11/15/2009 (m)(n)                                        3,671

    3,375    Lee County, Florida, Capital Revenue Bonds, 5.25%
             due 10/01/2023 (b)                                           3,606

             Lee County, Florida, HFA, S/F Mortgage Revenue
             Bonds (Multi-County Program), AMT (h):
       35       Series A-1, 7.125% due 3/01/2028                             35
    2,500       Series A-2, 6% due 9/01/2040 (g)                          2,717

    1,380    Lee County, Florida, IDA, Health Care Facilities,
             Revenue Refunding Bonds (Shell Point/Alliance
             Obligor Group), 5% due 11/15/2032                            1,281

    3,000    Lee Memorial Health System, Florida, Hospital
             Revenue Bonds, Series A, 5% due 4/01/2032 (b)                3,070

      105    Leon County, Florida, HFA, S/F Mortgage Revenue
             Bonds (Multi-County Program), AMT, Series B, 7.30%
             due 1/01/2028 (g)(k)                                           108

    1,400    Manatee County, Florida, HFA, Homeowner Revenue
             Bonds, AMT, Series A, 5.90% due 9/01/2040 (g)(h)             1,487

      115    Manatee County, Florida, HFA, S/F Mortgage
             Revenue Refunding Bonds, AMT, Sub-Series 1, 6.25%
             due 11/01/2028 (k)                                             116

    1,000    Marco Island, Florida, Utility System Revenue Bonds,
             5% due 10/01/2033 (m)                                        1,024

             Martin County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Martin Memorial Medical
             Center), Series A (n):
    1,350       5.75% due 11/15/2012                                      1,489
    3,535       5.875% due 11/15/2012                                     3,920

    3,000    Miami Beach, Florida, Water and Sewer Revenue
             Bonds, 5.75% due 9/01/2025 (b)                               3,173

             Miami-Dade County, Florida, Aviation Revenue Bonds,
             AMT, Series A:
    2,435       5% due 10/01/2033 (j)                                     2,442
    4,300       (Miami International Airport), 6%
                due 10/01/2029 (f)                                        4,553
    8,060       (Miami International Airport), 5%
                due 10/01/2033 (f)                                        8,088

    1,750    Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A, 5.75% due 4/01/2010 (b)(n)                         1,859

    4,750    Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, Series B, 5%
             due 7/01/2033 (f)                                            4,866

    1,800    Miami-Dade County, Florida, HFA, Home Ownership
             Mortgage Revenue Bonds, AMT, Series A, 5.55%
             due 10/01/2049 (g)(h)                                        1,903



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

$     390    Miami-Dade County, Florida, HFA, Home Ownership
             Mortgage Revenue Refunding Bonds, AMT, Series A-1,
             6.30% due 10/01/2020 (h)                                $      394

        2    Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds,
             DRIVERS, Series 208, 7.466% due 8/15/2017 (b)(q)                 3

             Miami-Dade County, Florida, School Board, COP:
    3,200       Series A, 5.50% due 10/01/2009 (j)(n)                     3,321
    2,500       Series B, 5% due 11/01/2031 (b)                           2,568

    2,800    Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (m)                      2,946

    1,500 Orange County, Florida, Educational Facilities Authority, Educational Facilities Revenue Bonds (Rollins
             College Project), 5.25% due 12/01/2032 (b)                   1,586

    5,140    Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Orlando Regional
             Healthcare), 6% due 12/01/2012 (n)                           5,703

             Orange County, Florida, School Board, COP, Series A:
   10,500       5.25% due 8/01/2009 (m)(n)                               10,918
    1,600       5% due 8/01/2032 (f)                                      1,644

    3,500    Orange County, Florida, Tourist Development, Tax
             Revenue Refunding Bonds, 5% due 10/01/2029 (b)               3,613

             Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B (b):
    3,000       5% due 7/01/2030                                          3,076
   10,185       5% due 7/01/2035                                         10,421

             Orlando, Florida, Utilities Commission, Water and
             Electric Revenue Refunding Bonds, Series C:
      860       5.25% due 10/01/2012 (n)                                    926
      140       5.25% due 10/01/2023                                        148

    1,760    Osceola County, Florida, Tourist Development
             Tax Revenue Bonds, Series A, 5.50%
             due 10/01/2027 (f)                                           1,870

    5,000    Palm Beach County, Florida, Airport System Revenue
             Bonds, AMT, Series A, 5% due 10/01/2034 (m)                  5,019

    3,390    Palm Beach County, Florida, Criminal Justice Facilities
             Revenue Bonds, 7.20% due 6/01/2015 (f)                       4,131

             Palm Beach County, Florida, School Board, COP,
             Series A:
    6,000       6.25% due 8/01/2010 (f)(n)                                6,489
    1,000       5% due 8/01/2029 (f)                                      1,024
    2,200       5% due 8/01/2031 (j)                                      2,258

             Pinellas County, Florida, HFA, S/F Housing Revenue
             Refunding Bonds (Multi-County Program), AMT,
             Series A-1 (h):
      310       6.30% due 9/01/2020                                         313
      460       6.35% due 9/01/2025                                         465

    4,385    Polk County, Florida, School Board COP, Master
             Lease, Series A, 5.50% due 1/01/2025 (j)                     4,611

    1,105    Port Everglades Authority, Florida, Port Revenue
             Bonds, 7.125% due 11/01/2016 (e)                             1,273

    1,215    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
             due 9/01/2025 (m)                                            1,295



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
                            BlackRock MuniYield Florida Fund     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

$   2,045    Reedy Creek, Florida, Improvement District, Utilities
             Revenue Bonds, Series 1, 5% due 10/01/2025 (b)          $    2,129

    1,000    Saint Johns County, Florida, Ponte Vedra Utility
             System Revenue Bonds, 5% due 10/01/2035 (j)                  1,027

             Saint Johns County, Florida, Sales Tax Revenue
             Bonds (b):
    2,400       Series A, 5.25% due 10/01/2032                            2,504
    1,200       Series A, 5.25% due 10/01/2034                            1,251
    1,015       Series B, 5.25% due 10/01/2032                            1,059

    2,275    South Florida Water Management District, COP, 5%
             due 10/01/2036 (b)                                           2,327

             South Lake County, Florida, Hospital District Revenue
             Bonds (South Lake Hospital Inc.):
    1,000       5.80% due 10/01/2034                                      1,024
    1,150       6.375% due 10/01/2034                                     1,207

             Sumter County, Florida, Capital Improvement Revenue
             Bonds (b):
    2,190       5% due 6/01/2026                                          2,278
    3,500       5% due 6/01/2030                                          3,611

    5,000    Tampa Bay, Florida, Water Utility System Revenue
             Bonds, 5.75% due 10/01/2011 (f)(n)                           5,406

    4,400    University of Central Florida, COP (UCF Convocation
             Center), Series A, 5% due 10/01/2035 (f)                     4,484

    3,235    University of Central Florida (UCF) Athletics
             Association Inc., COP, Series A, 5.25%
             due 10/01/2034 (f)                                           3,361

    2,400    University of North Florida, Capital Improvement
             Revenue Bonds (Housing Project), 5%
             due 11/01/2032 (f)                                           2,487

             Village Center Community Development District,
             Florida, Recreational Revenue Bonds, Series A (m):
    1,995       5.375% due 11/01/2034                                     2,111
    1,000       5.125% due 11/01/2036                                     1,034

    5,040    Village Center Community Development
             District, Florida, Utility Revenue Bonds, 5.125%
             due 10/01/2028 (m)                                           5,216

    1,000    Volusia County, Florida, IDA, Student Housing
             Revenue Bonds (Stetson University Project), Series A,
             5% due 6/01/2035 (d)                                         1,028

    5,000    Volusia County, Florida, School Board, COP (Master
             Lease Program), 5.50% due 8/01/2024 (j)                      5,204


Georgia--1.7%

    3,270    Atlanta, Georgia, Airport Passenger Facility Charge
             and Subordinate Lien General Revenue Refunding
             Bonds, Series C, 5% due 1/01/2033 (j)                        3,348


New Jersey--3.6%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    3,500       5.50% due 6/15/2024                                       3,586
    1,735       5.75% due 6/15/2029                                       1,817
      505       5.50% due 6/15/2031                                         520



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (concluded)

$   1,000    Tobacco Settlement Financing Corporation of New
             Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2013 (n)                                       $    1,169


Puerto Rico--3.4%

    1,000    Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5.25% due 7/01/2026                            1,041

    1,800    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series TT, 5% due 7/01/2037                           1,827

    2,000    Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036                                                2,013

    1,715    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (n)                            1,799

             Total Municipal Bonds
             (Cost--$271,576)--142.4%                                   280,664



             Municipal Bonds Held in Trust (r)

Florida--21.3%

    5,000    Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport), AMT,
             Series A, 5%, due 10/01/2040 (i)                             5,006

   16,000    Miami-Dade County, Florida, Expressway
             Authority, Toll System Revenue Bonds, 6.375%
             due 7/01/2010 (f)(n)                                        17,310

    6,595    Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds
             (Miami Children's Hospital), Series A, 5.625%
             due 8/15/2011 (b)(n)                                         7,129

             Santa Rosa County, Florida, School Board, COP,
             Revenue Refunding Bonds, Series 2 (f):
    1,180       5.25%, due 2/1/2026                                       1,239
    1,820       5.25% due 2/01/2031                                       1,911

    8,500    South Broward, Florida, Hospital District, Hospital
             Revenue Bonds, 5.625%, due 5/1/2032 (m)                      9,285

             Total Municipal Bonds Held in Trust
             (Cost--$40,712)--21.3%                                      41,880



   Shares
     Held    Short-Term Securities

    6,078    CMA Florida Municipal Money Fund, 2.81% (l)(p)               6,078

             Total Short-Term Securities
             (Cost--$6,078)--3.1%                                         6,078

Total Investments (Cost--$318,366*)--166.8%                             328,622
Liabilities in Excess of Other Assets--(0.9%)                           (1,770)
Liability for Trust Certificates,
  Including Interest Expense Payable--(10.0%)                          (19,776)
Preferred Shares, at Redemption Value--(55.9%)                        (110,062)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  197,014
                                                                     ==========



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
                            BlackRock MuniYield Florida Fund     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      300,202
                                                     ==============
    Gross unrealized appreciation                    $       10,276
    Gross unrealized depreciation                           (1,403)
                                                     --------------
    Net unrealized appreciation                      $        8,873
                                                     ==============

(a) ACA Insured.

(b) AMBAC Insured.

(c) Assured Guaranty Insured.

(d) CIFG Insured.

(e) Escrowed to maturity.

(f) FGIC Insured.

(g) FHLMC Collateralized.

(h) FNMA/GNMA Collateralized.

(i) XL Capital Insured.

(j) FSA Insured.

(k) GNMA Collateralized.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Dividend
    Affiliate                                     Activity          Income

    CMA Florida Municipal Money Fund              (1,381)            $129

(m) MBIA Insured

(n) Prerefunded

(o) Radian Insured.

(p) Represents the current yield as of October 31, 2007.

(q) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(r) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

  o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

                                                  Notional      Unrealized
                                                   Amount      Depreciation

    Pay a fixed rate of 4.019% and
    receive a floating rate based on
    1-week (SIFMA) Municipal Swap
    Index Rate

    Broker, JPMorgan Chase
    Expires November 2022                          $9,450        $  (152)

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
          BlackRock MuniYield Michigan Insured Fund II, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Michigan--134.2%

$   2,400    Adrian, Michigan, City School District, GO, 5%
             due 5/01/2014 (d)(f)                                    $    2,589

    3,165    Anchor Bay, Michigan, School District, School
             Building and Site, GO, Series II, 5.75%
             due 5/01/2010 (c)(f)                                         3,339

    2,275    Bay City, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2031 (d)                           2,363

    2,150    Bullock Creek, Michigan, School District, GO, 5.50%
             due 5/01/2010 (e)(f)                                         2,255

    3,850    Charlotte, Michigan, Public School District, GO,
             5.375% due 5/01/2009 (c)(f)                                  3,958

    2,420    Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba),
             Series A, 6.25% due 4/15/2012 (f)                            2,680

             Detroit, Michigan, City School District, GO:
    2,000       (School Building and Site Improvement),
                Series A, 5% due 5/01/2013 (c)(f)                         2,141
    1,480       (School Building and Site Improvement),
                Series A, 5.375% due 5/01/2013 (c)(f)                     1,612
    1,900       (School Building and Site Improvement),
                Series B, 5% due 5/01/2028 (c)                            1,952
    1,700       Series A, 5.50% due 5/01/2012 (d)(f)                      1,837

             Detroit, Michigan, Water Supply System Revenue
             Bonds (e):
    1,780       Second Lien, Series B, 5% due 7/01/2013 (f)               1,907
    2,620       Second Lien, Series B, 5% due 7/01/2034                   2,674
    4,600       Senior Lien, Series A, 5% due 7/01/2034                   4,695

    2,500    Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                      2,609

    2,170    Dickinson County, Michigan, Healthcare System,
             Hospital Revenue Refunding Bonds, 5.80%
             due 11/01/2024 (h)                                           2,220

             East Grand Rapids, Michigan, Public School District,
             GO (d)(f):
    1,610       5.75% due 5/01/2009                                       1,664
    6,300       6% due 5/01/2009                                          6,534

             Eaton Rapids, Michigan, Public Schools, School
             Building and Site, GO (d):
      880       5% due 5/01/2014 (f)                                        949
    2,000       5.25% due 5/01/2023                                       2,141
    1,000       5% due 5/01/2026                                          1,036
      370       5% due 5/01/2029                                            382

             Flint, Michigan, Hospital Building Authority,
             Revenue Refunding Bonds (Hurley Medical Center),
             Series A (h):
      385       5.375% due 7/01/2020                                        389
      775       6% due 7/01/2020                                            817

    1,800    Fowlerville, Michigan, Community Schools, School
             District, GO, 5% due 5/01/2030 (c)                           1,858

             Gibraltar, Michigan, School District, GO (School
             Building and Site) (c):
    3,065       5% due 5/01/2014 (f)                                      3,306
      585       5% due 5/01/2028                                            605



     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Grand Blanc, Michigan, Community Schools, GO (c):
$   1,000       5.625% due 5/01/2017                                 $    1,076
    1,000       5.625% due 5/01/2018                                      1,071
    1,100       5.625% due 5/01/2019                                      1,178

             Grand Rapids, Michigan, Building Authority Revenue
             Bonds, Series A (a):
      665       5.50% due 10/01/2012 (f)                                    723
      805       5.50% due 10/01/2018                                        868
      190       5.50% due 10/01/2019                                        205

    1,500    Grand Rapids, Michigan, Sanitation Sewer System
             Revenue Refunding and Improvement Bonds,
             Series A, 5.50% due 1/01/2022 (c)                            1,693

             Harper Woods, Michigan, City School District, School
             Building and Site, GO, Refunding (c):
      215       5% due 5/01/2014 (f)                                        232
       10       5% due 5/01/2034                                             10

    4,500    Hartland, Michigan, Consolidated School District,
             GO, 6% due 5/01/2010 (c)(f)                                  4,774

    1,275    Haslett, Michigan, Public School District,
             School Building and Site, GO, 5.625%
             due 11/01/2011 (e)(f)                                        1,375

    2,660    Hudsonville, Michigan, Public Schools, School
             Building and Site, GO, 5% due 5/01/2029 (d)                  2,749

    3,975    Jackson, Michigan, Public Schools, GO, 5.375%
             due 5/01/2010 (c)(f)                                         4,158

    3,000    Kent, Michigan, Hospital Finance Authority
             Revenue Bonds (Spectrum Health), Series A 5.50%
             due 7/15/2011 (e)(f)                                         3,228

    1,440    Ludington, Michigan, Area School District, GO,
             5.25% due 5/01/2023 (e)                                      1,537

    1,125    Michigan Higher Education Facilities Authority,
             Limited Obligation Revenue Bonds (Hillsdale College
             Project), 5% due 3/01/2035                                   1,127

    1,000    Michigan Higher Education Facilities Authority,
             Limited Obligation Revenue Refunding Bonds (Hope
             College), Series A, 5.90% due 4/01/2032                      1,026

             Michigan Higher Education Facilities Authority,
             Revenue Refunding Bonds (College for Creative
             Studies):
      550       5.85% due 12/01/2022                                        574
    1,000       5.90% due 12/01/2027                                      1,040

             Michigan Higher Education Student Loan Authority,
             Student Loan Revenue Bonds, AMT (a):
    3,000       Series XVII-B, 5.40% due 6/01/2018                        3,046
      500       Series XVII-Q, 5% due 3/01/2031                             504

    2,850    Michigan State Building Authority, Facilities Program
             Revenue Refunding Bonds, Series I, 5.50%
             due 10/15/2009 (b)                                           2,960

             Michigan State Building Authority Revenue Bonds
             (Facilities Program), Series II (a)(b)(j):
    1,185       4.67% due 10/15/2009                                      1,104
    1,675       4.77% due 10/15/2010                                      1,503

             Michigan State Building Authority, Revenue
             Refunding Bonds (Facilities Program), Series II:
    2,000       5% due 10/15/2029 (e)                                     2,055
    2,100       5% due 10/15/2033 (a)                                     2,164



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
          BlackRock MuniYield Michigan Insured Fund II, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

$   3,870    Michigan State, COP, 5.50% due 6/01/2010 (a)(f)         $    4,063

    1,000    Michigan State, Comprehensive Transportation
             Revenue Refunding Bonds, 5% due 5/15/2026 (d)                1,046

    1,000    Michigan State, HDA, Limited Obligation M/F
             Housing Revenue Bonds (Deaconess Towers
             Apartments), AMT, 5.25% due 2/20/2048 (l)                    1,001

             Michigan State, HDA, Rental Housing Revenue
             Bonds, AMT:
      285       Series A, 5.30% due 10/01/2037 (e)                          286
    1,500       Series B, 4.85% due 10/01/2037 (d)                        1,432
    1,500       Series D, 5.125% due 4/01/2031 (d)                        1,506

    1,000    Michigan State Hospital Finance Authority, Hospital
             Revenue Bonds (Mid-Michigan Obligation Group),
             Series A, 5.50% due 4/15/2018 (a)                            1,054

             Michigan State Hospital Finance Authority, Hospital
             Revenue Refunding Bonds:
    1,300       (Crittenton Hospital), Series A, 5.625%
                due 3/01/2027                                             1,349
    5,100       (Oakwood Obligated Group), Series A, 5%
                due 7/15/2037                                             5,045
    1,250       (Sparrow Obligation Group), 5.625%
                due 11/15/2011 (f)                                        1,358
    2,495       (Sparrow Obligated Group), 5%
                due 11/15/2031                                            2,491

             Michigan State Hospital Finance Authority Revenue
             Bonds (a):
    2,000       (Mercy Health Services), Series R, 5.375%
                due 8/15/2026 (b)                                         2,012
    5,670       (Mid-Michigan Obligor Group), Series A, 5%
                due 4/15/2036                                             5,619
    1,000       (Trinity Health Credit Group), Series A, 5%
                due 12/01/2031                                            1,012

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds:
    7,000       (Ascension Health Credit), Series A, 6.125%
                due 11/15/2009 (e)(f)                                     7,419
    3,760       (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (e)(f)                                     3,995
    1,345       (Henry Ford Health System), Series A, 5.25%
                due 11/15/2032                                            1,369
    4,065       (Henry Ford Health System), Series A, 5%
                due 11/15/2038                                            4,021
    3,215       (Mercy Health Services), Series X, 6%
                due 8/15/2009 (e)(f)                                      3,384
    2,000       (Mercy-Mount Clemens), Series A, 5.75%
                due 5/15/2009 (e)(f)                                      2,086
    1,000       (Mercy-Mount Clemens), Series A, 6%
                due 5/15/2009 (e)(f)                                      1,047
    1,000       (Trinity Health Credit), Series C, 5.375%
                due 12/01/2023                                            1,042
    3,450       (Trinity Health Credit), Series C, 5.375%
                due 12/01/2030                                            3,575
    1,900       (Trinity Health Credit Group), Series D, 5%
                due 8/15/2034                                             1,912
    5,500       (Trinity Health), Series A, 6%
                due 12/01/2027 (a)                                        5,862



     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds:
$   9,500       (Detroit Edison Company Pollution
                Control Project), AMT, Series A, 5.55%
                due 9/01/2029 (e)                                    $    9,836
    2,000       (Detroit Edison Company Pollution Control
                Project), Series AA, 6.95% due 5/01/2011 (c)              2,216
    1,375       (Dow Chemical Company Project), AMT, 5.50%
                due 12/01/2028                                            1,423

    6,500    Monroe County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Refunding
             Bonds (Detroit Edison Co. Project), Series AA,
             6.95% due 9/01/2022 (c)                                      8,336

    1,200    New Lothrop, Michigan, Area Public Schools, School
             Building and Site, GO, 5% due 5/01/2035 (d)                  1,239

      600    Oak Park, Michigan, Street Improvement, GO, 5%
             due 5/01/2030 (e)                                              624

    1,000    Plainwell, Michigan, Community Schools, School
             District, School Building and Site, GO, 5.50%
             due 11/01/2012 (d)(f)                                        1,088

    1,000    Pontiac, Michigan, Tax Increment Finance Authority,
             Revenue Refunding Bonds (Development Area
             Number 3), 5.375% due 6/01/2017 (h)                          1,029

    1,000    Reed, Michigan, City Public Schools, School
             Building and Site, GO, 5% due 5/01/2014 (d)(f)               1,079

    1,500    Romulus, Michigan, Community Schools, GO, 5.75%
             due 5/01/2009 (c)(f)                                         1,550

    1,050    Roseville, Michigan, School District, School Building
             and Site, GO, Refunding, 5% due 5/01/2031 (d)                1,090

             Saginaw Valley State University, Michigan, General
             Revenue Refunding Bonds (c):
    1,450       5% due 7/01/2024                                          1,509
    1,000       5% due 7/01/2034                                          1,028

    2,500    Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Company), RIB,
             Series 282, 9.02% due 8/01/2024 (a)(g)                       2,694

    2,650    South Lyon, Michigan, Community Schools, GO,
             Series A, 5.75% due 5/01/2010 (e)(f)                         2,795

             Southfield, Michigan, Public Schools, School
             Building and Site, GO, Series A(d)(f):
    1,000       5% due 5/01/2014                                          1,079
    1,950       5.25% due 5/01/2014                                       2,131

    1,000    Sparta, Michigan, Area Schools, School Building
             and Site, GO, 5% due 5/01/2014 (c)(f)                        1,079

    1,500    Thornapple Kellogg School District, Michigan, GO,
             Refunding, 5% due 5/01/2032 (e)                              1,561

    6,500    Wayne Charter County, Michigan, Airport Revenue
             Bonds (Detroit Metropolitan Wayne County), AMT,
             Series A, 5.375% due 12/01/2015 (e)                          6,655

    1,180    Wayne Charter County, Michigan, Detroit
             Metropolitan Airport, GO, Airport Hotel, Series A, 5%
             due 12/01/2030 (e)                                           1,209



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
          BlackRock MuniYield Michigan Insured Fund II, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Michigan (concluded)

             Wayne County, Michigan, Airport Authority Revenue
             Bonds AMT (e):
$       3       DRIVERS, Series 1081-Z, 6.671%
                due 6/01/2013 (g)                                    $        3
    5,200       (Detroit Metropolitan Wayne County Airport), 5%
                due 12/01/2034                                            5,221

    5,300    Wyoming, Michigan, Sewage Disposal System
             Revenue Bonds, 5% due 6/01/2030 (e)                          5,496

    1,330    Zeeland, Michigan, Public Schools, School Building
             and Site, GO, 5% due 5/01/2029 (e)                           1,375


Puerto Rico--6.0%

    5,300    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation
             Revenue Refunding Bonds, Series N, 5.25%
             due 7/01/2039 (c)                                            5,900

   30,000    Puerto Rico Sales Tax Financing Corporation, Sales
             Tax Revenue Refunding Bonds, Series A, 4.99%
             due 8/01/2046 (e)(j)                                         4,317

             Total Municipal Bonds
             (Cost--$228,274)--140.2%                                   239,040



             Municipal Bonds Held in Trust (m)

Michigan--22.7%

    2,700    Detroit, Michigan, Water Supply System,
             Senior Lien Revenue Bonds, Series A, 5.75%
             due 7/01/2011 (c)(f)                                         2,927

    7,000    Michigan State Building Authority, Revenue
             Refunding Bonds (Facilities Program), Series I,
             5.50% due 10/15/2010 (d)                                     7,453



     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

Michigan (concluded)

             Michigan State, COP, Refunding (New Center
             Development Inc.) (b)(e):
$   5,715       5.75% due 9/01/2010                                  $    6,115
    5,045       5.75% due 9/01/2011                                       5,398

    8,000    Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Co. Project),
             Series AA, 6.40% due 8/01/2024 (a)                           8,311

             Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT (e):
    4,475       5.25% due 12/01/2025                                      4,640
    3,700       5.25% due 12/01/2026                                      3,837


Puerto Rico--2.8%

    4,540    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series HH, 5.75% due 7/01/2010 (d)(f)                 4,853

             Total Municipal Bonds Held in Trust
             (Cost--$44,095)--25.5%                                      43,534



   Shares
     Held    Short-Term Securities

    3,886    CMA Michigan Municipal Money Fund, 2.85% (i)(k)              3,886

             Total Short-Term Securities
             (Cost--$3,886)--2.3%                                         3,886

Total Investments (Cost--$276,255*)--168.0%                             286,460
Other Assets Less Liabilities--2.4%                                       4,299
Liability for Trust Certificates,
  Including Interest Expense Payable--(12.4%)                          (21,179)
Preferred Stock, at Redemption Value--(58.0%)                          (99,021)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  170,559
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      255,381
                                                     ==============
    Gross unrealized appreciation                    $       11,597
    Gross unrealized depreciation                           (1,514)
                                                     --------------
    Net unrealized appreciation                      $       10,083
                                                     ==============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) ACA Insured.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Dividend
    Affiliate                                     Activity          Income

    CMA Michigan Municipal Money Fund              (828)             $72


(j) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(k) Represents the current yield as of October 31, 2007.

(l) GNMA Collateralized.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007
             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York--123.5%

$  23,790    Albany County, New York, Airport Authority, Airport
             Revenue Bonds, AMT, 6% due 12/15/2023 (c)(q)            $   24,320

    4,300    Buffalo, New York, Sewer Authority, Revenue
             Refunding Bonds, Series F, 6% due 7/01/2013 (b)              4,690

             Buffalo, New York, School, GO, Series D (b):
    1,250       5.50% due 12/15/2014                                      1,343
    1,500       5.50% due 12/15/2016                                      1,613

    1,700    Dutchess County, New York, Resource Recovery
             Agency Revenue Bonds (Solid Waste System-
             Forward), Series A, 5.40% due 1/01/2013 (d)                  1,797

             Erie County, New York, IDA, School Facility Revenue
             Bonds (City of Buffalo Project) (c):
    1,900       5.75% due 5/01/2020                                       2,059
    4,250       5.75% due 5/01/2024                                       4,457

   15,075    Hudson Yards Infrastructure Corporation, New York,
             Revenue Bonds, Series A, 4.50% due 2/15/2047 (d)            14,355

             Huntington, New York, GO, Refunding (a):
      485       5.50% due 4/15/2011                                         517
      460       5.50% due 4/15/2012                                         499
      455       5.50% due 4/15/2013                                         497
      450       5.50% due 4/15/2014                                         496
      450       5.50% due 4/15/2015                                         501

    1,675    Ilion, New York, Central School District, GO, Series B,
             5.50% due 6/15/2010 (b)(e)                                   1,778

             Long Island Power Authority, New York, Electric
             System Revenue Bonds:
    7,000       Series A, 5% due 9/01/2029 (a)                            7,241
    7,950       Series A, 5% due 9/01/2034 (a)                            8,182
    4,000       Series B, 5% due 12/01/2035 (c)                           4,141
    2,970       Series F, 4.25% due 5/01/2033 (d)                         2,767

    4,250    Madison County, New York, IDA, Civic Facility Revenue
             Bonds (Colgate University Project), Series A, 5%
             due 7/01/2035 (a)                                            4,392

   10,000    Metropolitan Transportation Authority, New York,
             Commuter Facilities Revenue Refunding Bonds,
             Series B, 4.875% due 7/01/2018 (b)(h)                       10,176

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Revenue Bonds:
    5,000       Series A, 5% due 11/15/2035 (d)                           5,184
      600       VRDN, Series D-1, 3.39% due 11/01/2034 (a)(f)               600

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Revenue Refunding Bonds,
             Series A:
   10,600       5% due 11/15/2030 (d)                                    10,889
    1,015       5% due 11/15/2032 (c)                                     1,043

             Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds:
    3,900       RIB, Series 724X, 7.78% due 11/15/2032 (c)(g)             4,517
    1,740       Series A, 5.125% due 11/15/2022 (b)                       1,837
   10,455       Series A, 5% due 11/15/2030 (c)                          10,726
    2,500       Series A, 5.25% due 11/15/2031 (b)                        2,637
    1,500       Series B, 5% due 11/15/2028 (d)                           1,554

    2,000    Metropolitan Transportation Authority, New York,
             Service Contract Revenue Refunding Bonds, Series A,
             5% due 7/01/2025 (b)                                         2,076



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             Metropolitan Transportation Authority, New York,
             Transit Facilities Revenue Refunding Bonds,
             Series C (c)(e):
$   2,025       5.125% due 1/01/2012                                 $    2,153
    2,500       5.125% due 1/01/2012                                      2,669

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Bonds, Series A (b):
    3,000       5% due 11/15/2032                                         3,082
    4,150       4.75% due 11/15/2037                                      4,170

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series F (d):
    6,235       5.25% due 11/15/2012 (e)                                  6,735
    5,000       5% due 11/15/2031                                         5,142

             Monroe County, New York, IDA, Revenue Bonds
             (Southview Towers Project), AMT (u):
    1,400       6.125% due 2/01/2020                                      1,466
    1,125       6.25% due 2/01/2031                                       1,178

   10,830    Nassau Health Care Corporation, New York,
             Health System Revenue Bonds, 5.75%
             due 8/01/2009 (c)(e)                                        11,462

             New York City, New York, City Housing Development
             Corporation, M/F Housing Revenue Bonds, AMT:
    1,500       Series C, 5% due 11/01/2026                               1,498
    2,000       Series C, 5.05% due 11/01/2036                            2,017
    1,340       Series H-1, 4.70% due 11/01/2040                          1,256
    1,000       Series J-2-A, 4.85% due 11/01/2040                          954

    1,275    New York City, New York, City IDA, Civic Facility
             Revenue Refunding Bonds (Nightingale-Bamford
             School), 5.25% due 1/15/2018 (a)                             1,357

    6,550    New York City, New York, City IDA, IDR (Japan Airlines
             Company), AMT, 6% due 11/01/2015 (c)                         6,570

    7,970    New York City, New York, City IDA, Parking Facility
             Revenue Bonds (Royal Charter-New York Presbyterian),
             5.75% due 12/15/2029 (c)                                     8,656

             New York City, New York, City IDA, PILOT Revenue
             Bonds:
   14,000       (Queens Baseball Stadium Project), 5%
                due 1/01/2036 (a)                                        14,456
    5,750       (Queens Baseball Stadium Project), 5%
                due 1/01/2039 (a)                                         5,937
    9,900       (Queens Baseball Stadium Project), 5%
                due 1/01/2046 (a)                                        10,133
    5,150       (Yankee Stadium Project), 5%
                due 3/01/2036 (d)                                         5,313
   16,900       (Yankee Stadium Project), 5%
                due 3/01/2046 (b)                                        17,287

    1,500    New York City, New York, City IDA, Special Facility
             Revenue Refunding Bonds (Terminal One Group
             Association Project), AMT, 5.50% due 1/01/2024               1,571

             New York City, New York, City Municipal Water Finance
             Authority, Water and Sewer System Revenue Bonds:
    6,750       5% due 6/15/2036 (d)                                      6,984
    2,850       Series A, 5.75% due 6/15/2009 (b)(e)                      2,982
    3,000       Series A, 4.25% due 6/15/2039 (c)                         2,778



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System,
             Revenue Refunding Bonds:
$   5,000       5.50% due 6/15/2010 (d)(e)                           $    5,307
    1,250       Series A, 5.125% due 6/15/2034 (d)                        1,297
    4,500       Series A, 5% due 6/15/2035 (a)                            4,609
    1,250       Series C, 5% due 6/15/2035 (d)                            1,285
      500       Series F, 5% due 6/15/2029 (c)                              510

    1,020    New York City, New York, City Transit Authority,
             Metropolitan Transportation Authority, Triborough,
             COP, Series A, 5.625% due 1/01/2012 (a)                      1,074

             New York City, New York, City Transitional Finance
             Authority, Building Aid Revenue Bonds (b):
    6,000       Series S-1, 5% due 7/15/2031                              6,251
    6,280       Series S-2, 4.25% due 1/15/2034                           5,878

             New York City, New York, City Transitional Finance
             Authority, Future Tax Secured Revenue Bonds:
      800       Series B, 6.25% due 5/15/2010 (e)                           863
    6,805       Series B, 6.25% due 5/15/2010 (b)(e)                      7,335
   16,195       Series C, 5% due 2/01/2033 (b)                           16,640
    2,500       Series E, 5.25% due 2/01/2022 (d)                         2,654

    3,000    New York City, New York, City Transitional Finance
             Authority, Future Tax Secured, Revenue Refunding
             Bonds, Series D, 5.25% due 2/01/2021 (d)                     3,195

    1,000    New York City, New York, City Transitional Finance
             Authority, Revenue Refunding Bonds, Series A, 5%
             due 11/15/2026 (b)                                           1,040

             New York City, New York, GO:
    3,000       Series A, 5.75% due 5/15/2010 (b)(e)                      3,198
    4,000       Series A, 5% due 8/01/2030                                4,108
    1,220       Series B, 5.75% due 8/01/2010 (d)(e)                      1,306
    1,280       Series B, 5.75% due 8/01/2013 (d)                         1,365
    3,750       Series D, 5.25% due 10/15/2013 (e)                        4,094
    8,000       Series J, 5% due 5/15/2023                                8,279
    4,000       Series M, 5% due 4/01/2035                                4,084

             New York City, New York, GO, Refunding:
      895       Series A, 6.375% due 5/15/2010 (b)(e)                       967
       70       Series B, 7% due 2/01/2018 (a)                               70
    1,150       Sub-Series C-1, 5.25% due 8/15/2026                       1,210

    3,100    New York City, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Polytechnic University), 5.25%
             due 11/01/2037 (n)                                           3,036

   11,200    New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5%
             due 10/15/2032 (a)                                          11,633

    4,250    New York City, New York, Trust for Cultural Resources,
             Revenue Refunding Bonds (American Museum of
             Natural History), Series A, 5% due 7/01/2036 (d)             4,368

    2,100    New York Convention Center Development
             Corporation, New York, Revenue Bonds (Hotel Unit
             Fee Secured), 5% due 11/15/2030 (a)                          2,177

    1,000    New York State Dormitory Authority, Consolidated
             Revenue Refunding Bonds (City University System),
             Series 1, 5.625% due 1/01/2008 (c)(e)                        1,023



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

$   2,800    New York State Dormitory Authority, Lease Revenue
             Bonds (State University Dormitory Facilities), 5%
             due 7/01/2037                                           $    2,906

             New York State Dormitory Authority, Non-State
             Supported Debt Revenue Bonds:
    1,250       (Health Quest Systems), Series B, 5.125%
                due 7/01/2037                                             1,289
      850       (School District Financing Program), Series A, 5%
                due 10/01/2035 (c)                                          884

    2,100    New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (Mount
             Sinai School of Medicine of New York University), 5%
             due 7/01/2035                                                2,181

             New York State Dormitory Authority Revenue Bonds:
    3,330       (Eger Health Care and Rehabilitation Center),
                6.10% due 8/01/2037 (i)                                   3,545
    1,500       (Long Island University), Series B, 5.25%
                due 9/01/2028 (k)                                         1,526
    1,180       (New York State Rehabilitation Association),
                Series A, 5.25% due 7/01/2019 (j)                         1,255
    1,000       (New York State Rehabilitation Association),
                Series A, 5.125% due 7/01/2023 (j)                        1,042
    1,000       Series B, 6.50% due 2/15/2011 (d)(h)                      1,094
    6,900       (School Districts Financing Program), Series E,
                5.75% due 10/01/2030 (d)                                  7,434
    3,560       (State University Adult Facilities), Series B,
                5.75% due 5/15/2010 (c)(e)                                3,795
    1,780       (Upstate Community Colleges), Series A, 6%
                due 7/01/2010 (c)(e)                                      1,913

             New York State Dormitory Authority, Revenue
             Refunding Bonds:
    2,465       (City University System), Series C, 7.50%
                due 7/01/2010 (b)                                         2,610
    1,370       (School District Financing Program), Series I,
                5.75% due 10/01/2018 (d)                                  1,495

             New York State Dormitory Authority, Supported Debt
             Revenue Bonds:
    1,570       (Mental Health Facilities), Series B, 5.25%
                due 2/15/2014 (e)                                         1,715
      270       (Mental Health Facilities), Series B, 5.25%
                due 2/15/2023                                               284
    3,000       (State University Dormitory Facilities), Series A,
                5% due 7/01/2031 (d)                                      3,120

    1,000    New York State Dormitory Authority, Supported Debt
             Revenue Refunding Bonds (Department of Health),
             Series A, 5% due 7/01/2025 (j)                               1,039

   18,750    New York State Energy Research and Development
             Authority, Gas Facilities Revenue Refunding Bonds
             (Brooklyn Union Gas Company/Keyspan), AMT,
             Series A, 4.70% due 2/01/2024 (b)                           18,671

    3,500    New York State Environmental Facilities Corporation,
             Special Obligation Revenue Refunding Bonds
             (Riverbank State Park), 6.25% due 4/01/2012 (a)              3,763

    1,675    New York State, GO, Series A, 4.125%
             due 3/01/2037 (b)                                            1,507



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

$   3,750    New York State, HFA, M/F Housing Revenue Bonds
             (Saint Philips Housing), AMT, Series A, 4.65%
             due 11/15/2038 (r)                                      $    3,642

      800    New York State, HFA, State Personal Income Tax
             Revenue Bonds (Economic Development and
             Housing), Series A, 5% due 9/15/2023 (d)                       834

             New York State Mortgage Agency, Homeowner
             Mortgage Revenue Bonds, AMT:
    1,915       Series 130, 4.80% due 10/01/2037                          1,816
    1,000       Series 143, 4.90% due 10/01/2037                            963

    1,540    New York State Mortgage Agency, Homeowner
             Mortgage Revenue Refunding Bonds, AMT,
             Series 133, 4.95% due 10/01/2021                             1,544

    6,000    New York State Thruway Authority, General Revenue
             Bonds, Series F, 5% due 1/01/2030 (a)                        6,211

             New York State Thruway Authority, General Revenue
             Refunding Bonds (c):
    8,000       Series G, 4.75% due 1/01/2029                             8,112
   17,750       Series G, 4.75% due 1/01/2030                            17,954

    2,820    New York State Thruway Authority, Highway and
             Bridge Trust Fund Revenue Bonds, Series A, 6.25%
             due 4/01/2011 (c)                                            3,023

             New York State Thruway Authority, Local Highway and
             Bridge Service Contract Revenue Bonds (e):
    3,000       5.75% due 4/01/2010 (a)                                   3,190
    1,000       Series A-2, 5.375% due 4/01/2008 (d)                      1,018

    4,380    New York State Thruway Authority, Second General
             Highway and Bridge Trust Fund Revenue Bonds,
             Series A, 5% due 4/01/2026 (a)                               4,591

             New York State Urban Development Corporation,
             Personal Income Tax Revenue Bonds:
    3,000       Series C-1, 5% due 3/15/2013 (d)(e)                       3,215
    5,000       (State Facilities), Series A-1, 5%
                due 3/15/2029 (b)                                         5,168

    3,190    New York State Urban Development Corporation,
             Revenue Refunding Bonds (Correctional Capital
             Facilities), Series A, 6.50% due 1/01/2011 (c)               3,472

      650    Niagara Falls, New York, City School District,
             COP, Refunding (High School Facility), 5%
             due 6/15/2028 (c)                                              673

    1,000    Niagara Falls, New York, GO (Water Treatment Plant),
             AMT, 7.25% due 11/01/2010 (d)                                1,104

    2,705    Niagara, New York, Frontier Authority, Airport Revenue
             Bonds (Buffalo Niagara International Airport),
             Series B, 5.50% due 4/01/2019 (d)                            2,799

    1,260    North Country, New York, Development Authority,
             Solid Waste Management System, Revenue
             Refunding Bonds, 6% due 5/15/2015 (c)                        1,382

             North Hempstead, New York, GO, Refunding,
             Series B (b):
    1,745       6.40% due 4/01/2013                                       1,980
      555       6.40% due 4/01/2017                                         660

    1,665    Oneida County, New York, IDA, Civic Facilities
             Revenue Bonds (Mohawk Valley), Series A, 5.20%
             due 2/01/2013 (c)                                            1,704



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT:
$   2,500       137th Series, 5.125% due 7/15/2030 (c)               $    2,577
    1,000       141st Series, 4.50% due 9/01/2035 (j)                       932

   15,000    Port Authority of New York and New Jersey,
             Revenue Refunding Bonds, AMT, 120th Series, 6%
             due 10/15/2032 (d)                                          15,162

             Port Authority of New York and New Jersey, Special
             Obligation Revenue Bonds, AMT (d):
        2       DRIVERS, Series 278, 7.736%
                due 12/01/2022 (g)                                            3
   14,750       (JFK International Air Terminal), Series 6, 6.25%
                due 12/01/2010                                           15,836
    7,175       (JFK International Air Terminal LLC), Series 6,
                6.25% due 12/01/2011                                      7,842
    3,500       (JFK International Air Terminal LLC), Series 6,
                5.75% due 12/01/2025                                      3,505
    4,425       (Special Project-JFK International Air Terminal),
                Series 6, 6.25% due 12/01/2013                            4,963
    7,380       (Special Project-JFK International Air Terminal),
                Series 6, 6.25% due 12/01/2014                            8,386

    1,255    Rensselaer County, New York, IDA, Civic Facility
             Revenue Bonds (Rensselaer Polytechnic Institute),
             Series B, 5.50% due 8/01/2022 (a)                            1,304

    2,500    Rensselaer, New York, City School District, COP, 5%
             due 6/01/2036 (l)                                            2,581

    1,500    Rochester, New York, Housing Authority, Mortgage
             Revenue Bonds (Andrews Terrace Apartments
             Project), AMT, 4.70% due 12/20/2038 (s)                      1,402

    1,000    Suffolk County, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Dowling College), Series A, 5%
             due 6/01/2036 (n)                                              945

    4,625    Suffolk County, New York, IDA, IDR (Keyspan-Port
             Jefferson), AMT, 5.25% due 6/01/2027                         4,694

             Suffolk County, New York, IDA, Solid Waste Disposal
             Facility, Revenue Refunding Bonds (Ogden Martin
             System Huntington Project), AMT, (a):
    8,530       6% due 10/01/2010                                         9,065
    9,170       6.15% due 10/01/2011                                      9,946
    6,470       6.25% due 10/01/2012                                      7,142

    1,750    Suffolk County, New York, Public Improvement, GO,
             Series B, 4.50% due 11/01/2024 (d)                           1,773

   11,500    Syracuse, New York, IDA, PILOT Revenue Bonds
             (Carousel Center Project), AMT, Series A, 5%
             due 1/01/2036 (l)                                           11,609

             Tobacco Settlement Financing Corporation of New
             York Revenue Bonds:
    5,000       Series A-1, 5.25% due 6/01/2020 (a)                       5,318
    2,000       Series A-1, 5.25% due 6/01/2022 (a)                       2,121
    2,000       Series C-1, 5.50% due 6/01/2021                           2,135
    1,900       Series C-1, 5.50% due 6/01/2022                           2,025

             Triborough Bridge and Tunnel Authority, New York,
             General Purpose Revenue Refunding Bonds:
    2,305       Series Y, 6% due 1/01/2012 (d)(h)                         2,449
      100       VRDN, Series C, 3.39% due 1/01/2032 (a)(f)                  100



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (continued)
             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

             Triborough Bridge and Tunnel Authority, New York,
             Revenue Refunding Bonds (d):
$   7,000       5.25% due 11/15/2023                                 $    7,452
   19,675       5% due 11/15/2032                                        20,215
    2,265       Series A, 5% due 1/01/2012 (e)                            2,397
    1,500       Series B, 5% due 11/15/2032                               1,541

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Revenue Bonds:
    2,465       5% due 11/15/2028 (a)                                     2,553
    6,000       Series A, 5.25% due 11/15/2030 (d)                        6,281

    1,050    Western Nassau County, New York, Water Authority,
             Water System Revenue Refunding Bonds, 5%
             due 5/01/2035 (a)                                            1,082

    2,010    Yonkers, New York, GO, Series A, 5.75%
             due 10/01/2010 (b)(e)                                        2,158


Guam--0.8%

             A.B. Won Guam International Airport Authority,
             General Revenue Refunding Bonds, AMT,
             Series C, (d):
    2,240       5.25% due 10/01/2021                                      2,313
    2,050       5.25% due 10/01/2022                                      2,117


Puerto Rico--10.5%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Bonds (b):
      655       Series G, 5.25% due 7/01/2013 (e)                           713
    2,265       Series G, 5.25% due 7/01/2019                             2,424
      345       Series G, 5.25% due 7/01/2021                               372
    1,250       Trust Receipts, Class R, Series B, 7.934%
                due 7/01/2035 (d)(g)                                      1,432

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
    3,000       Series D, 5.75% due 7/01/2012 (e)                         3,285
    4,100       Series N, 5.25% due 7/01/2039 (b)                         4,564

             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A (o):
   22,030       4.62% due 7/01/2031 (b)                                   7,103
    3,900       4.67% due 7/01/2035 (a)                                   1,023
    8,000       4.77% due 7/01/2043 (a)                                   1,375

    1,000    Puerto Rico Commonwealth, Public Improvement,
             GO, Refunding, Series B, 5.25% due 7/01/2032                 1,032

    1,000    Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5.25% due 7/01/2030                            1,037

    4,000    Puerto Rico Convention Center District Authority,
             Hotel Occupancy Tax Revenue Bonds, Series A, 5%
             due 7/01/2031 (a)                                            4,159



     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico (concluded)

             Puerto Rico Electric Power Authority, Power
             Revenue Bonds (e):
$     975       Series NN, 5.125% due 7/01/2013                      $    1,055
    3,775       Series NN, 5.125% due 7/01/2013                           4,086
    5,000       Series RR, 5% due 7/01/2015 (j)                           5,448
    7,095       Series RR, 5% due 7/01/2015 (l)                           7,730
    7,100       Series RR, 5% due 7/01/2015 (b)                           7,736

    3,000    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.50% due 2/01/2012 (e)                            3,228

             Total Municipal Bonds
             (Cost--$722,629)--134.8%                                   741,395



             Municipal Bonds Held in Trust (t)

New York--32.9%

   50,000    Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds, Series A, 5.75%,
             due 11/15/2032 (c)                                          53,956

   25,000    New York City, New York, City Municipal Water Finance
             Authority, Water and Sewer System Revenue Bonds,
             Series A, 5.75%, due 6/15/2011 (d)(e)                       26,897

   22,085    New York City, New York, GO, Series C, 5.75%,
             due 3/15/2027 (c)                                           24,092

             New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds (a):
   13,000       Series A, 5.25%, due 10/15/2027                          13,717
   16,000       Series A, 5%, due 10/15/2032                             16,883

   33,750    New York Convention Center Development
             Corporation, New York, Revenue Bonds (Hotel Unit
             Fee Secured), 5%, due 11/15/2035 (a)                        34,808

   10,155    Port Authority of New York and New Jersey, Special
             Obligation Revenue Bonds (JFK International Air
             Terminal), AMT, Series 6, 5.75%, due 12/01/2022 (d)         10,372

             Total Municipal Bonds Held in Trust
             (Cost--$177,064)--32.9%                                    180,725



   Shares
     Held    Short-Term Securities

    5,296    CMA New York Municipal Money Fund, 2.88% (m)(p)              5,296

             Total Short-Term Securities
             (Cost--$5,296)--0.9%                                         5,296

Total Investments (Cost--$904,989*)--168.6%                             927,416
Other Assets Less Liabilities--2.3%                                      12,765
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.6%)                          (86,040)
Preferred Stock, at Redemption Value--(55.3%)                         (304,231)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  549,910
                                                                     ==========



ANNUAL REPORT                                                  OCTOBER 31, 2007



Schedule of Investments (concluded)
             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      821,655
                                                     ==============
    Gross unrealized appreciation                    $       23,892
    Gross unrealized depreciation                           (3,126)
                                                     --------------
    Net unrealized appreciation                      $       20,766
                                                     ==============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Escrowed to maturity.

(i) FHA Insured.

(j) CIFG Insured.

(k) Radian Insured.

(l) XL Capital Insured.


(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    CMA New York Municipal Money Fund                3,692           $91


(n) ACA Insured.

(o) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(p) Represents the current yield as of October 31, 2007.

(q) All or a portion of security held as collateral in connection with open financial futures contracts.

(r) FNMA Collateralized.

(s) GNMA Collateralized.

(t) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(u) Credit Enhanced-SONYMA Insured.

  o Financial futures contracts sold as of October 31, 2007 were as follows:

    Number of                       Expiration       Face       Unrealized
    Contracts      Issue               Date         Value      Appreciation

      250       30-Year U.S.
               Treasury Note      December 2007    $ 28,454     $      306

    See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Net Assets

                                                                                                                     BlackRock
                                                                                 BlackRock          BlackRock        MuniYield
                                                                                 MuniYield          MuniYield        California
                                                                                  Arizona           California        Insured
As of October 31, 2007                                                           Fund, Inc.         Fund, Inc.       Fund, Inc.
Assets

Investments in unaffiliated securities, at value*                           $   106,298,995    $   521,447,475    $   826,477,475
Investments in affiliated securities, at value**                                    651,278          7,844,812             49,050
Cash                                                                                     --             48,749                865
Unrealized appreciation on forward interest rate swaps                                7,767                 --                 --
Receivable for securities sold                                                      100,000                 --                 --
Interest receivable                                                               1,809,179          7,821,040         13,012,265
Prepaid expenses                                                                      3,702              2,275              3,219
                                                                            ---------------    ---------------    ---------------
Total assets                                                                    108,870,921        537,164,351        839,542,874
                                                                            ---------------    ---------------    ---------------

Liabilities

Trust certificates                                                                4,835,000         48,967,500         58,216,110
Bank overdraft                                                                       71,254                 --                 --
Interest expense payable                                                             60,525            538,465            871,294
Dividends payable to Common Stock shareholders                                      258,187          1,171,239          1,924,227
Payable to investment adviser                                                        43,803            206,141            331,021
Payable to other affiliates                                                             602              2,804              4,506
Accrued expenses                                                                     59,361            116,946            132,650
                                                                            ---------------    ---------------    ---------------
Total liabilities                                                                 5,328,732         51,003,095         61,479,808
                                                                            ---------------    ---------------    ---------------

Preferred Stock

Preferred Stock, at redemption value of AMPS+++ at $25,000 per share
  liquidation preference***                                                      40,313,751        175,227,586        275,208,295
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock                                       $    63,228,438    $   310,933,670    $   502,854,771
                                                                            ===============    ===============    ===============

Net Assets Consist of

Undistributed investment income--net                                        $       311,568    $     1,349,213    $     1,243,580
Undistributed (accumulated) realized capital gains (losses)--net                    529,988        (1,308,890)       (14,356,963)
Unrealized appreciation--net                                                      2,165,587          9,294,942         18,307,368
                                                                            ---------------    ---------------    ---------------
Total accumulated earnings--net                                                   3,007,143          9,335,265          5,193,985
Common Stock, par value $.10 per share++                                            452,959          2,129,526          3,436,120
Paid-in capital in excess of par                                                 59,768,336        299,468,879        494,224,666
                                                                            ---------------    ---------------    ---------------
Net Assets                                                                  $    63,228,438    $   310,933,670    $   502,854,771
                                                                            ===============    ===============    ===============
Net asset value per share of Common Stock                                   $         13.96    $         14.60    $         14.63
                                                                            ===============    ===============    ===============
Market price                                                                $         13.66    $         13.25    $         13.16
                                                                            ===============    ===============    ===============
      * Identified cost of unaffiliated securities                          $   104,141,175    $   512,152,533    $   808,170,107
                                                                            ===============    ===============    ===============
     ** Identified cost of affiliated securities                            $       651,278    $     7,844,812    $        49,050
                                                                            ===============    ===============    ===============
    *** Preferred Stock authorized, issued and outstanding:
          Series A Shares, par value $.10 per share                                     518              2,400              1,800
                                                                            ===============    ===============    ===============
          Series B Shares, par value $.10 per share                                     694              2,400              1,800
                                                                            ===============    ===============    ===============
          Series C Shares, par value $.10 per share                                     400                800              1,600
                                                                            ===============    ===============    ===============
          Series D Shares, par value $.10 per share                                      --              1,400              2,000
                                                                            ===============    ===============    ===============
          Series E Shares, par value $.10 per share                                      --                 --              2,000
                                                                            ===============    ===============    ===============
          Series F Shares, par value $.10 per share                                      --                 --              1,800
                                                                            ===============    ===============    ===============
     ++ Common Stock issued and outstanding                                       4,529,591         21,295,255         34,361,200
                                                                            ===============    ===============    ===============
    +++ Auction Market Preferred Stock.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Net Assets (concluded)

                                                                                                   BlackRock        BlackRock
                                                                                BlackRock          MuniYield      MuniYield New
                                                                                MuniYield       Michigan Insured   York Insured
As of October 31, 2007                                                         Florida Fund      Fund II, Inc.      Fund, Inc.
Assets

Investments in unaffiliated securities, at value*                           $   322,544,469    $   282,573,854    $   922,120,437
Investments in affiliated securities, at value**                                  6,077,881          3,885,815          5,295,776
Cash                                                                                     --             67,650             29,614
Receivable for securities sold                                                      100,000                 --            525,000
Interest receivable                                                               4,043,927          5,111,812         14,640,663
Variation margin receivable                                                              --                 --            250,000
Prepaid expenses                                                                      4,120              1,641              3,138
                                                                            ---------------    ---------------    ---------------
Total assets                                                                    332,770,397        291,640,772        942,864,628
                                                                            ---------------    ---------------    ---------------

Liabilities

Trust certificates                                                               19,547,500         20,996,125         84,995,000
Unrealized depreciation on forward interest rate swaps                              152,476                 --                 --
Bank overdraft                                                                       41,781                 --                 --
Payable for securities purchased                                                  4,720,220                 --                 --
Interest expense payable                                                            228,430            182,439          1,044,533
Dividends payable to Common Stock shareholders/Common Shareholders                  786,365            675,904          2,130,082
Payable to investment adviser                                                       127,070            113,557            362,802
Payable to other affiliates                                                           1,784              1,560              5,395
Accrued expenses                                                                     88,612             91,164            185,962
                                                                            ---------------    ---------------    ---------------
Total liabilities                                                                25,694,238         22,060,749         88,723,774
                                                                            ---------------    ---------------    ---------------
Preferred Stock/Shares

Preferred Stock/Shares, at redemption value of AMPS+++ at $25,000
  per share liquidation preference***                                           110,062,222         99,020,643        304,230,832
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

Net assets applicable to Common Stock/Shares                                $   197,013,937    $   170,559,380    $   549,910,022
                                                                            ===============    ===============    ===============
Net Assets Consist of

Undistributed (accumulated distributions in excess of) investment
  income--net                                                               $       975,376    $       906,118    $      (51,182)
Accumulated realized capital losses--net                                        (9,950,926)        (5,923,487)       (33,784,465)
Unrealized appreciation--net                                                     10,103,686         10,205,066         22,733,014
                                                                            ---------------    ---------------    ---------------
Total accumulated earnings (losses)--net                                          1,128,136          5,187,697       (11,102,633)
Common Stock/Shares, par value $.10 per share++                                   1,355,802          1,206,972          3,944,596
Paid-in capital in excess of par                                                194,529,999        164,164,711        557,068,059
                                                                            ---------------    ---------------    ---------------
Net Assets                                                                  $   197,013,937    $   170,559,380    $   549,910,022
                                                                            ===============    ===============    ===============
Net asset value per share of Common Stock/Shares                            $         14.53    $         14.13    $         13.94
                                                                            ===============    ===============    ===============
Market price                                                                $         12.86    $         12.61    $         12.80
                                                                            ===============    ===============    ===============
      * Identified cost of unaffiliated securities                          $   312,288,307    $   272,368,788    $   899,693,513
                                                                            ===============    ===============    ===============
     ** Identified cost of affiliated securities                            $     6,077,881    $     3,885,815    $     5,295,776
                                                                            ===============    ===============    ===============
    *** Preferred Stock authorized, issued and outstanding:
          Series A Shares, par value $.05 per share                                   2,200              2,200              1,700
                                                                            ===============    ===============    ===============
          Series B Shares, par value $.05 per share                                   1,600                 --              1,700
                                                                            ===============    ===============    ===============
          Series B Shares, par value $.10 per share                                      --              1,360                 --
                                                                            ===============    ===============    ===============
          Series C Shares, par value $.05 per share                                     600                 --              2,800
                                                                            ===============    ===============    ===============
          Series C Shares, par value $.10 per share                                      --                400                 --
                                                                            ===============    ===============    ===============
          Series D Shares, par value $.05 per share                                      --                 --              1,960
                                                                            ===============    ===============    ===============
          Series E Shares, par value $.05 per share                                      --                 --              2,200
                                                                            ===============    ===============    ===============
          Series F Shares, par value $.05 per share                                      --                 --              1,800
                                                                            ===============    ===============    ===============
     ++ Common Stock issued and outstanding                                      13,558,024         12,069,721         39,445,962
                                                                            ===============    ===============    ===============
    +++ Auction Market Preferred Stock.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Statements of Operations

                                                                                                                     BlackRock
                                                                                 BlackRock          BlackRock        MuniYield
                                                                                 MuniYield          MuniYield        California
                                                                                  Arizona           California        Insured
For the Year Ended October 31, 2007                                              Fund, Inc.         Fund, Inc.       Fund, Inc.
Investment Income

Interest and amortization of premium and discount earned                    $     5,372,019    $    25,098,876    $    39,331,087
Dividends from affiliates                                                            32,669            351,958            124,571
                                                                            ---------------    ---------------    ---------------
Total income                                                                      5,404,688         25,450,834         39,455,658
                                                                            ---------------    ---------------    ---------------

Expenses

Investment advisory fees                                                            523,125          2,456,767          3,922,898
Interest expense and fees                                                           244,785          2,197,543          2,542,583
Commission fees                                                                     102,236            443,224            698,626
Accounting services                                                                  65,409            162,793            222,041
Transfer agent fees                                                                  46,315             68,407             86,962
Professional fees                                                                    75,364             83,693             96,071
Printing and shareholder reports                                                      6,422             33,031             51,212
Listing fees                                                                          1,079              9,436             12,046
Custodian fees                                                                        9,771             26,014             41,459
Pricing fees                                                                          9,529             18,297             25,298
Directors'/Trustees' fees and expenses                                               13,956             23,917             31,467
Other                                                                                35,888             67,643             69,149
                                                                            ---------------    ---------------    ---------------
Total expenses before reimbursement                                               1,133,879          5,590,765          7,799,812
Reimbursement of expenses                                                           (5,212)           (45,449)           (15,889)
                                                                            ---------------    ---------------    ---------------
Total expenses after reimbursement                                                1,128,667          5,545,316          7,783,923
                                                                            ---------------    ---------------    ---------------
Investment income--net                                                            4,276,021         19,905,518         31,671,735
                                                                            ---------------    ---------------    ---------------

Realized and Unrealized Gain (Loss)--Net

Realized gain (loss):
   Investments                                                                      857,597            347,077          (539,776)
   Future contracts and/or forward interest rate swaps--net                        (44,433)                 --          (151,448)
                                                                            ---------------    ---------------    ---------------
Total realized gain (loss)--net                                                     813,164            347,077          (691,224)
Change in unrealized appreciation/depreciation on:
   Investments--net                                                             (2,879,937)       (10,806,382)       (14,047,467)
   Future contracts and/or forward interest rate swaps--net                          22,065                 --                 --
                                                                            ---------------    ---------------    ---------------
Total change in unrealized appreciation/depreciation--net                       (2,857,872)       (10,806,382)       (14,047,467)
                                                                            ---------------    ---------------    ---------------
Total realized and unrealized gain (loss)--net                                  (2,044,708)       (10,459,305)       (14,738,691)
                                                                            ---------------    ---------------    ---------------

Dividends and Distributions to Preferred Stock Shareholders

Dividends and distributions to Preferred Stock shareholders from:
   Investment income--net                                                       (1,310,529)        (6,115,916)        (9,517,264)
   Realized gain--net                                                             (102,456)                 --                 --
                                                                            ---------------    ---------------    ---------------
Total dividends and distributions to Preferred Stock shareholders               (1,412,985)        (6,115,916)        (9,517,264)
                                                                            ---------------    ---------------    ---------------
Net Increase in Net Assets Resulting from Operations                        $       818,328    $     3,330,297    $     7,415,780
                                                                            ===============    ===============    ===============

See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Operations (concluded)

                                                                                                   BlackRock        BlackRock
                                                                                BlackRock          MuniYield      MuniYield New
                                                                                MuniYield       Michigan Insured   York Insured
For the Year Ended October 31, 2007                                            Florida Fund      Fund II, Inc.      Fund, Inc.
Investment Income

Interest and amortization of premium and discount earned                    $    16,269,310    $    14,533,901    $    42,243,736
Dividends from affiliates                                                           129,498             71,515             90,593
                                                                            ---------------    ---------------    ---------------
Total income                                                                     16,398,808         14,605,416         42,334,329
                                                                            ---------------    ---------------    ---------------

Expenses

Investment advisory fees                                                          1,552,619          1,358,693          4,306,763
Interest expense and fees                                                           715,979            933,860          3,308,124
Commission fees                                                                     279,818            252,851            773,082
Accounting services                                                                 118,326            108,277            252,474
Transfer agent fees                                                                  60,441             58,198            108,905
Professional fees                                                                    82,833             77,734            101,931
Printing and shareholder reports                                                     21,655             19,152             61,463
Listing fees                                                                          9,436              9,479             13,819
Custodian fees                                                                       18,672             16,046             43,553
Pricing fees                                                                         17,008             16,829             30,603
Directors'/Trustees' fees and expenses                                               19,267             18,258             33,499
Other                                                                                51,430             46,579             83,896
                                                                            ---------------    ---------------    ---------------
Total expenses before reimbursement                                               2,947,484          2,915,956          9,118,112
Reimbursement of expenses                                                          (21,161)           (11,761)           (11,291)
                                                                            ---------------    ---------------    ---------------
Total expenses after reimbursement                                                2,926,323          2,904,195          9,106,821
                                                                            ---------------    ---------------    ---------------
Investment income--net                                                           13,472,485         11,701,221         33,227,508
                                                                            ---------------    ---------------    ---------------

Realized and Unrealized Gain (Loss)--Net

Realized gain (loss):
   Investments                                                                      614,604          1,293,712          2,402,513
   Future contracts and/or forward interest rate swaps--net                       (248,611)                 --          (754,681)
                                                                            ---------------    ---------------    ---------------
Total realized gain (loss)--net                                                     365,993          1,293,712          1,647,832
                                                                            ---------------    ---------------    ---------------
Change in unrealized appreciation/depreciation on:
   Investments--net                                                             (8,425,318)        (6,941,533)       (17,316,829)
   Future contracts and/or forward interest rate swaps--net                         278,799                 --            656,387
                                                                            ---------------    ---------------    ---------------
Total change in unrealized appreciation/depreciation--net                       (8,146,519)        (6,941,533)       (16,660,442)
                                                                            ---------------    ---------------    ---------------
Total realized and unrealized gain (loss)--net                                  (7,780,526)        (5,647,821)       (15,012,610)
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock Shareholders/Preferred Shareholders

Investment income--net                                                          (4,025,743)        (3,550,430)       (10,460,763)
                                                                            ---------------    ---------------    ---------------
Net Increase in Net Assets Resulting from Operations                        $     1,666,216    $     2,502,970    $     7,754,135
                                                                            ===============    ===============    ===============

See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Changes in Net Assets

                                                                     BlackRock MuniYield                BlackRock MuniYield
                                                                      Arizona Fund, Inc.               California Fund, Inc.

                                                                For the Year Ended October 31,     For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                     2007             2006            2007             2006
Operations

Investment income--net                                           $   4,276,021    $   4,436,717    $  19,905,518    $  20,510,282
Realized gain--net                                                     813,164          426,255          347,077        3,468,346
Change in unrealized appreciation--net                             (2,857,872)        1,122,350     (10,806,382)        4,191,570
Dividends and distributions to Preferred Stock shareholders        (1,412,985)      (1,259,966)      (6,115,916)      (5,371,492)
                                                                 ------------------------------    ------------------------------
Net increase in net assets resulting from operations                   818,328        4,725,356        3,330,297       22,798,706
                                                                 ------------------------------    ------------------------------

Dividends and Distributions to Common Stock Shareholders

Investment income--net                                             (3,117,045)      (3,599,489)     (14,097,459)     (14,821,497)
Realized gain--net                                                   (285,146)        (523,554)               --               --
                                                                 ------------------------------    ------------------------------
Net decrease in net assets resulting from dividends and
  distributions to Common Stock shareholders                       (3,402,191)      (4,123,043)     (14,097,459)     (14,821,497)
                                                                 ------------------------------    ------------------------------

Stock Transactions

Value of shares issued to Common Stock shareholders in
  reinvestment of dividends                                            201,509          335,820               --               --
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                            --           42,343               --           15,461
                                                                 ------------------------------    ------------------------------
Net increase in net assets derived from stock/share transactions       201,509          378,163               --           15,461
                                                                 ------------------------------    ------------------------------

Net Assets Applicable to Common Stock

Total increase (decrease) in net assets applicable to
  Common Stock                                                     (2,382,354)          980,476     (10,767,162)        7,992,670
Beginning of year                                                   65,610,792       64,630,316      321,700,832      313,708,162
                                                                 ------------------------------    ------------------------------
End of year*                                                     $  63,228,438    $  65,610,792    $ 310,933,670    $ 321,700,832
                                                                 ==============================    ==============================
 * Undistributed investment income--net                          $     311,568    $     463,121    $   1,349,213    $   1,657,437
                                                                 ==============================    ==============================

   See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Changes in Net Assets (continued)

                                                                     BlackRock MuniYield                BlackRock MuniYield
                                                                California Insured Fund, Inc.              Florida Fund

                                                                For the Year Ended October 31,     For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                     2007             2006            2007             2006
Operations

Investment income--net                                           $  31,671,735    $  32,879,584    $  13,472,485    $  13,366,198
Realized gain (loss)--net                                            (691,224)        4,037,090          365,993        1,571,029
Change in unrealized appreciation/depreciation--net               (14,047,467)        8,293,148      (8,146,519)        2,303,608
Dividends to Preferred Stock shareholders/Preferred Shareholders   (9,517,264)      (8,252,857)      (4,025,743)      (3,537,371)
                                                                 ------------------------------    ------------------------------
Net increase in net assets resulting from operations                 7,415,780       36,956,965        1,666,216       13,703,464
                                                                 ------------------------------    ------------------------------

Dividends to Common Stock Shareholders/Common Shareholders

Investment income--net                                            (23,228,171)     (27,351,515)      (9,517,733)     (10,968,155)
                                                                 ------------------------------    ------------------------------
Net decrease in net assets resulting from dividends to
  Common Stock shareholders/Common Shareholders                   (23,228,171)     (27,351,515)      (9,517,733)     (10,968,155)
                                                                 ------------------------------    ------------------------------

Common Stock/Share Transactions

Value of shares issued to Common Shareholders in
  reinvestment of dividends                                                 --               --               --           91,289
Offering and underwriting costs resulting from the
  issuance of Preferred Stock/Shares                                        --          (4,270)               --          (3,184)
                                                                 ------------------------------    ------------------------------
Net increase (decrease) in net assets derived from
  stock/share transactions                                                  --          (4,270)               --           88,105
                                                                 ------------------------------    ------------------------------

Net Assets Applicable to Common Stock/Shares

Total increase (decrease) in net assets applicable to
  Common Stock/Shares                                             (15,812,391)        9,601,180      (7,851,517)        2,823,414
Beginning of year                                                  518,667,162      509,065,982      204,865,454      202,042,040
                                                                 ------------------------------    ------------------------------
End of year*                                                     $ 502,854,771    $ 518,667,162    $ 197,013,937    $ 204,865,454
                                                                 ==============================    ==============================
 * Undistributed investment income--net                          $   1,243,580    $   2,317,280    $     975,376    $   1,046,367
                                                                 ==============================    ==============================

   See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Statements of Changes in Net Assets (concluded)

                                                                     BlackRock MuniYield                BlackRock MuniYield
                                                                Michigan Insured Fund II, Inc.      New York Insured Fund, Inc

                                                                For the Year Ended October 31,     For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                     2007             2006            2007             2006
Operations

Investment income--net                                           $  11,701,221   $   11,701,357    $  33,227,508    $  36,304,822
Realized gain (loss)--net                                            1,293,712          488,405        1,647,832        (243,082)
Change in unrealized appreciation/depreciation--net                (6,941,533)          956,523     (16,660,442)        8,987,101
Dividends to Preferred Stock shareholders                          (3,550,430)      (3,095,027)     (10,460,763)      (9,387,734)
                                                                 ------------------------------    ------------------------------
Net increase in net assets resulting from operations                 2,502,970       10,051,258        7,754,135       35,661,107
                                                                 ------------------------------    ------------------------------

Dividends to Common Stock Shareholders

Investment income--net                                             (8,159,131)      (9,351,799)     (25,797,659)     (30,176,161)
                                                                 ------------------------------    ------------------------------
Net decrease in net assets resulting from dividends to
  Common Stock shareholders                                        (8,159,131)      (9,351,799)     (25,797,659)     (30,176,161)
                                                                 ------------------------------    ------------------------------

Stock Transactions

Value of shares issued to Common Stock shareholders in
  reinvestment of dividends                                                 --          227,419               --               --
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                            --           24,274               --          (5,720)
                                                                 ------------------------------    ------------------------------
Net increase (decrease) in net assets derived from stock
  transactions                                                              --          251,693               --          (5,720)
                                                                 ------------------------------    ------------------------------

Net Assets Applicable to Common Stock

Total increase (decrease) in net assets applicable to
  Common Stock                                                     (5,656,161)          951,152     (18,043,524)        5,479,226
Beginning of year                                                  176,215,541      175,264,389      567,953,546      562,474,320
                                                                 ------------------------------    ------------------------------
End of year*                                                     $ 170,559,380    $ 176,215,541    $ 549,910,022    $ 567,953,546
                                                                 ==============================    ==============================
 * Undistributed (accumulated distributions in excess of)
   investment income--net                                        $     906,118    $     914,458    $    (51,182)    $   2,979,732
                                                                 ==============================    ==============================

   See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                                       BlackRock MuniYield Arizona Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004        2003
Per Share Operating Performance

Net asset value, beginning of year                                $    14.53    $    14.39   $    15.04   $    14.64   $    14.53
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net++                                                 .95           .98          .97          .98         1.00
Realized and unrealized gain (loss)--net                               (.46)           .36        (.49)          .40          .05
Less dividends and distributions to Preferred Stock shareholders:
  Investment income--net                                               (.29)         (.26)        (.14)        (.06)        (.06)
  Realized gain--net                                                   (.02)         (.02)       --++++           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .18          1.06          .34         1.32          .99
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends and distributions to Common Stock shareholders:
  Investment income--net                                               (.69)         (.80)        (.92)        (.92)        (.88)
  Realized gain--net                                                   (.06)         (.12)        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Total dividends and distributions to Common Stock shareholders         (.75)         (.92)        (.94)        (.92)        (.88)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                          --         --***        (.05)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    13.96    $    14.53   $    14.39   $    15.04   $    14.64
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    13.66    $    14.79   $    16.03   $    15.10   $    14.13
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

Based on net asset value per share                                     1.29%         7.47%        1.91%        9.40%        7.19%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (2.63%)       (1.80%)       13.07%       13.80%       13.45%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
  expense and fees**                                                   1.37%         1.33%        1.20%        1.19%        1.18%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement**                                 1.75%         1.70%        1.51%        1.39%        1.37%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses**                                                       1.76%         1.71%        1.52%        1.40%        1.38%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net**                                         6.65%         6.90%        6.54%        6.65%        6.79%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    2.04%         1.83%         .91%         .42%         .42%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Stock shareholders                   4.61%         5.07%        5.63%        6.23%        6.37%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
  (in thousands)                                                  $   63,228    $   65,611   $   64,630   $   67,217   $   65,234
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands)                                      $   40,300    $   40,300   $   40,300   $   30,300   $   30,300
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       31%           31%          28%          21%          24%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,569    $    2,628   $    2,604   $    3,218   $    3,153
                                                                  ==========    ==========   ==========   ==========   ==========

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     ** Do not reflect the effect of dividends to Preferred Stock shareholders.

    *** Amount is less than $.01 per share.

     ++ Based on average shares outstanding.

   ++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                                    BlackRock MuniYield California Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004        2003
Per Share Operating Performance

Net asset value, beginning of year                                $    15.11    $    14.73   $    15.27   $    15.17   $    15.14
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net*                                                  .93           .96          .93         1.02         1.06
Realized and unrealized gain (loss)--net                               (.49)           .37        (.46)          .12          .04
Less dividends and distributions to Preferred Stock shareholders:
  Investment income--net                                               (.29)         (.25)        (.13)        (.07)        (.10)
  Realized gain--net                                                      --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .15          1.08          .34         1.07         1.00
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends and distributions to Common Stock shareholders:
  Investment income--net                                               (.66)         (.70)        (.86)        (.97)        (.97)
  Realized gain--net                                                      --            --           --           --         --++
                                                                  ----------    ----------   ----------   ----------   ----------
Total dividends and distributions to Common Stock shareholders         (.66)         (.70)        (.86)        (.97)        (.97)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                          --        --++++        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    14.60    $    15.11   $    14.73   $    15.27   $    15.17
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    13.25    $    14.00   $    13.37   $    14.43   $    14.15
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

Based on net asset value per share                                     1.36%         8.03%        2.59%        7.74%        7.14%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                       (.72%)        10.28%      (1.46%)        9.16%        4.64%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
  expense and fees***                                                  1.06%         1.06%         .98%         .96%         .95%
                                                                  ==========    ==========   ==========   ==========   ==========
Expenses, net of reimbursement***                                      1.75%         1.51%        1.13%        1.12%        1.16%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses***                                                      1.77%         1.52%        1.13%        1.12%        1.17%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net***                                        6.29%         6.51%        6.16%        6.79%        6.93%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    1.93%         1.70%        0.84%        0.44%        0.63%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Stock shareholders                   4.36%         4.81%        5.32%        6.35%        6.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
  (in thousands)                                                  $  310,934    $  321,701   $  313,708   $  325,204   $  323,155
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands)                                      $  175,000    $  175,000   $  175,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       41%           39%          53%          29%          18%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,777    $    2,838   $    2,793   $    3,323   $    3,308
                                                                  ==========    ==========   ==========   ==========   ==========

      * Based on average shares outstanding.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Amount is less than $(.01) per share.

   ++++ Amount is less than $.01 per share.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                            BlackRock MuniYield California Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004        2003
Per Share Operating Performance

Net asset value, beginning of year                                $    15.09    $    14.82   $    15.23   $    15.10   $    15.26
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net++++                                               .92           .96          .95          .94          .95
Realized and unrealized gain (loss)--net                               (.42)           .35        (.33)          .13        (.18)
Less dividends to Preferred Stock shareholders from
  investment income--net                                               (.28)         (.24)        (.13)        (.06)        (.06)
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .22          1.07          .49         1.01          .71
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Stock shareholders from investment
  income--net                                                          (.68)         (.80)        (.88)        (.88)        (.87)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                          --          --++        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Adjustment of offering costs resulting from the issuance of
  Preferred Stock                                                         --            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    14.63    $    15.09   $    14.82   $    15.23   $    15.10
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    13.16    $    14.64   $    14.16   $    13.73   $    13.82
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

Based on net asset value per share                                     1.76%         7.57%        3.55%        7.54%        5.29%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (5.65%)         9.22%        9.75%        5.93%        7.50%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
  expense and fees**                                                   1.03%         1.03%         .96%         .95%         .94%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement**                                 1.53%         1.59%        1.27%        1.08%        1.08%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses**                                                       1.53%         1.60%        1.27%        1.08%        1.08%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net**                                         6.22%         6.46%        6.29%        6.29%        6.20%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    1.87%         1.62%         .84%         .43%         .37%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Stock shareholders                   4.35%         4.84%        5.45%        5.86%        5.83%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
  (in thousands)                                                  $  502,855    $  518,667   $  509,066   $  523,206   $  518,786
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands)                                      $  275,000    $  275,000   $  275,000   $  230,000   $  230,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       25%           27%          39%          63%          47%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,829    $    2,886   $    2,851   $    3,275   $    3,256
                                                                  ==========    ==========   ==========   ==========   ==========

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     ** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                                             BlackRock MuniYield Florida Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004        2003
Per Share Operating Performance

Net asset value, beginning of year                                $    15.11    $    14.91   $    15.27   $    14.97   $    14.97
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net++++                                               .99           .99          .98         1.00         1.06
Realized and unrealized gain (loss)--net                               (.57)           .28        (.26)          .29        (.07)
Less dividends to Preferred Shareholders from investment
  income--net                                                          (.30)         (.26)        (.14)        (.07)        (.07)
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                        0.12          1.01          .58         1.22          .92
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Shareholders from investment income--net      (.70)         (.81)        (.92)        (.92)        (.92)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Shares                         --          --++        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    14.53    $    15.11   $    14.91   $    15.27   $    14.97
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    12.86    $    14.35   $    14.93   $    14.28   $    13.80
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

Based on net asset value per share                                     1.21%         7.24%        3.98%        8.99%        6.76%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (5.68%)         1.71%       11.34%       10.57%       10.44%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and excluding interest
  expense and fees**                                                   1.10%         1.09%        1.05%        1.03%        1.04%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement**                                 1.46%         1.42%        1.25%        1.18%        1.18%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses**                                                       1.47%         1.44%        1.25%        1.19%        1.19%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net**                                         6.72%         6.63%        6.46%        6.67%        7.01%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Shareholders                          2.01%         1.75%         .95%         .48%         .45%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Shareholders                         4.71%         4.88%        5.51%        6.19%        6.56%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Shares, end of year
  (in thousands)                                                  $  197,014    $  204,865   $  202,042   $  206,895   $  202,890
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Shares outstanding at liquidation preference,
  end of year (in thousands)                                      $  110,000    $  110,000   $  110,000   $   95,000   $   95,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       25%           46%          42%          33%          35%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,791    $    2,862   $    2,837   $    3,178   $    3,136
                                                                  ==========    ==========   ==========   ==========   ==========

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     ** Do not reflect the effect of dividends to Preferred Shareholders.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                           BlackRock MuniYield Michigan Insured Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004        2003
Per Share Operating Performance

Net asset value, beginning of year                                $    14.60    $    14.54   $    15.21   $    15.21   $    14.91
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net+++                                                .97           .97          .99         1.00         1.02
Realized and unrealized gain (loss)--net                               (.47)           .13        (.58)       --++++          .24
Less dividends to Preferred Stock shareholders from
  investment income                                                    (.29)         (.26)        (.15)        (.07)        (.07)
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .21           .84          .26          .93         1.19
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Stock shareholders from investment income     (.68)         (.78)        (.91)        (.93)        (.89)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                          --          --++        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    14.13    $    14.60   $    14.54   $    15.21   $    15.21
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    12.61    $    13.97   $    14.41   $    14.54   $    13.75
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

Based on net asset value per share                                     1.78%         6.09%        1.73%        6.78%        8.82%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (5.07%)         2.42%        5.47%       12.91%        9.06%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
expense and fees**                                                     1.14%         1.13%        1.07%        1.05%        1.01%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement**                                 1.68%         1.64%        1.46%        1.26%        1.20%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses**                                                       1.69%         1.65%        1.47%        1.28%        1.22%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net**                                         6.77%         6.72%        6.57%        6.61%        6.73%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    2.05%         1.78%         .97%         .47%         .47%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Stock shareholders                   4.72%         4.94%        5.60%        6.14%        6.26%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
  (in thousands)                                                  $  170,559    $  176,216   $  175,264   $  183,224   $  183,237
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands)                                      $   99,000    $   99,000   $   99,000   $   89,000   $   89,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       10%           14%          19%          35%          27%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,723    $    2,780   $    2,770   $    3,059   $    3,059
                                                                  ==========    ==========   ==========   ==========   ==========

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     ** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Based on average shares outstanding.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Financial Highlights                                                              BlackRock MuniYield New York Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2007         2006         2005         2004        2003
Per Share Operating Performance

Net asset value, beginning of year                                $    14.40    $    14.26   $    14.81   $    14.81   $    14.83
                                                                  ----------    ----------   ----------   ----------   ----------
Investment income--net++++                                               .84           .92          .94          .91          .97
Realized and unrealized gain (loss)--net                               (.38)           .23        (.50)        (.01)        (.09)
Less dividends and distributions to Preferred Stock shareholders:
  Investment income--net                                               (.27)         (.24)        (.13)        (.06)        (.07)
  Realized gain--net                                                      --            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Total from investment operations                                         .19           .91          .31          .84          .81
                                                                  ----------    ----------   ----------   ----------   ----------
Less dividends to Common Stock shareholders from investment
  income--net                                                          (.65)         (.77)        (.84)        (.84)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock                          --          --++        (.02)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of year                                      $    13.94    $    14.40   $    14.26   $    14.81   $    14.81
                                                                  ==========    ==========   ==========   ==========   ==========
Market price per share, end of year                               $    12.80    $    14.10   $    13.17   $    13.20   $    13.25
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

Based on net asset value per share                                     1.66%         6.71%        2.53%        6.53%        6.19%
                                                                  ==========    ==========   ==========   ==========   ==========
Based on market price per share                                      (4.67%)        13.13%        6.24%        6.13%        5.45%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding interest
  expense and fees**                                                   1.04%         1.03%         .96%         .94%         .94%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses, net of reimbursement**                                 1.63%         1.56%        1.31%        1.13%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
Total expenses**                                                       1.64%         1.56%        1.31%        1.13%        1.16%
                                                                  ==========    ==========   ==========   ==========   ==========
Total investment income--net**                                         5.96%         6.50%        6.37%        6.23%        6.49%
                                                                  ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders                    1.88%         1.68%         .87%         .42%         .50%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Stock shareholders                   4.08%         4.82%        5.50%        5.81%        5.99%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock, end of year
  (in thousands)                                                  $  549,910    $  567,954   $  562,474   $  584,248   $  584,025
                                                                  ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands)                                      $  304,000    $  304,000   $  304,000   $  259,000   $  259,000
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                       25%           43%          35%          18%          45%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                                         $    2,809    $    2,868   $    2,850   $    3,256   $    3,255
                                                                  ==========    ==========   ==========   ==========   ==========

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     ** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

        See Notes to Financial Statements.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:

BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine, and make available for publication, the net asset values of their Common Stock/ Shares on a daily basis. Common Stock shares and Common Shares are listed on the New York Stock Exchange under the symbol MYC for BlackRock MuniYield California Fund, Inc., MCA for BlackRock MuniYield California Insured Fund, Inc., MYF for BlackRock MuniYield Florida Fund, MYM for BlackRock MuniYield Michigan Insured Fund II, Inc. and MYN for BlackRock MuniYield New York Insured Fund, Inc. Common Stock is listed on the American Stock Exchange under the symbol MZA for BlackRock MuniYield Arizona Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of Investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors or Trustees. Such valuations and procedures are reviewed periodically by each Fund's Board of Directors or Trustees. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. In the case of options traded in the OTC market, valuation is the last asked price
(options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors or Trustees. Such valuations and procedures will be reviewed periodically by each Fund's Board of Directors or Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by each Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and
(2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:



                                                                 Underlying
                                                                  Municipal
                              Liability for       Range of            Bonds
                                      Trust       Interest      Transferred
                               Certificates          Rates          to TOBs

BlackRock MuniYield                               3.687% -
  Arizona Fund, Inc.            $ 4,835,000         3.728%     $ 10,452,264

Blackrock MuniYield                               3.676% -
  California Fund, Inc.         $48,967,500         3.708%     $101,416,713

BlackRock MuniYield
  California Insured                              3.676% -
  Fund, Inc.                    $58,216,110         3.708%     $119,617,158

BlackRock MuniYield                               3.722% -
  Florida Fund                  $19,547,500         3.763%     $ 41,880,266

BlackRock MuniYield
  Michigan Insured                                3.658% -
  Fund II, Inc.                 $20,996,125         3.758%     $ 43,534,070

BlackRock MuniYield
  New York Insured                                3.631% -
  Fund, Inc.                    $84,995,000         3.707%     $180,725,191


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income--net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)



(g) Offering costs--Direct expenses relating to the public offering of each Fund's Preferred Stock/Shares were charged to Common Stock/Shares capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded to capital.

(h) Bank overdraft--BlackRock MuniYield Arizona Fund, Inc. recorded a bank overdraft, which resulted from a failed trade. MuniYield Florida Fund, Inc. recorded a bank overdraft, which resulted from management estimates of available cash.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each of the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each of the Fund's financial statements, if any, has not been determined.

(j) Reclassification for BlackRock MuniYield California Fund, Inc.--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $367 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the tax classification of distributions received from a regulated investment company. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock/Shares. The Manager has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager indirectly through its investments described below. The reimbursements for the year ended October 31, 2007 were as follows:


                                                              Reimbursement
                                       Investment                by Manager

BlackRock MuniYield                    CMA Arizona
   Arizona Fund, Inc.                  Municipal
                                       Money Fund                   $ 5,212

BlackRock MuniYield                    CMA California
   California Fund, Inc.               Municipal Money
                                       Fund                         $45,449

BlackRock MuniYield                    CMA California
   California Insured                  Municipal Money
   Fund, Inc.                          Fund                         $15,889

BlackRock MuniYield                    CMA Florida Money
   Florida Fund                        Fund                         $21,161

BlackRock MuniYield                    CMA Michigan
   Michigan Insured                    Municipal Money
   Fund II, Inc.                       Fund                         $11,761

BlackRock MuniYield                    CMA New York
   New York Insured                    Municipal Money
   Fund, Inc.                          Fund                         $11,291


In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC, an affiliate of the Manager, with respect to each Fund, under which the Manager pays the sub-adviser for services it provides, a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

The Funds reimbursed the Manager for certain accounting services. The reimbursements for the year ended October 31, 2007 were as follows:



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


                                                              Reimbursement
                                                             to the Manager

BlackRock MuniYield Arizona Fund, Inc.                              $ 1,954
BlackRock MuniYield California Fund, Inc.                           $ 9,162
BlackRock MuniYield California Insured Fund, Inc.                   $14,652
BlackRock MuniYield Florida Fund                                    $ 5,795
BlackRock MuniYield Michigan Insured Fund II, Inc.                  $ 5,063
BlackRock MuniYield New York Insured Fund, Inc.                     $17,123


Certain officers and/or directors or trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were as follows:


                                                   Total              Total
                                               Purchases              Sales

BlackRock MuniYield Arizona
  Fund, Inc.                                $ 34,927,314       $ 34,642,002
BlackRock MuniYield California
  Fund, Inc.                                $240,004,391       $221,007,188
BlackRock MuniYield California Insured
  Fund, Inc.                                $214,255,226       $227,304,078
BlackRock MuniYield Florida Fund            $ 86,640,152       $ 80,206,728
BlackRock MuniYield Michigan
  Insured Fund II, Inc.                     $ 29,164,960       $ 33,328,112
BlackRock MuniYield New York
  Insured Fund, Inc.                        $243,038,011       $232,500,320


4. Stock/Share Transactions:

BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, except BlackRock MuniYield Michigan Insured Fund II, Inc. Preferred Stock, Series A and all series of BlackRock MuniYield New York Insured Fund, Inc. Preferred Stock, which have a par value of $.05 per share, and all of which were initially classified as Common Stock. The respective Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

BlackRock MuniYield Florida Fund is authorized to issue an unlimited number of common shares of beneficial interest, including Preferred Shares, par value $.05 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.


Common Stock/Shares

BlackRock MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2007 and for the year ended October 31, 2006 increased by 13,972 and 22,850, respectively, as a result of dividend reinvestments.


BlackRock MuniYield California Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant.


BlackRock MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant.


BlackRock MuniYield Florida Fund

Shares issued and outstanding during the year ended October 31, 2007 remained constant. Shares issued and outstanding during the year ended October 31, 2006 increased by 6,144 as a result of dividend reinvestments.


BlackRock MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the year ended October 31, 2007 remained constant. Shares issued and outstanding during the year ended October 31, 2006 increased by 15,590 as a result of dividend reinvestments.


BlackRock MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2007 were as follows:


                                                                  BlackRock
                                  BlackRock      BlackRock        MuniYield
                                  MuniYield      MuniYield       California
                                    Arizona     California          Insured
                                 Fund, Inc.     Fund, Inc.       Fund, Inc.

Series A                              3.30%          3.70%            2.84%
Series B                             2.818%          3.50%            2.95%
Series C                              3.50%          2.99%            3.40%
Series D                                 --          2.89%            3.60%
Series E                                 --             --            3.03%
Series F                                 --             --            2.91%


                                                 BlackRock        BlackRock
                                                 MuniYield        MuniYield
                                  BlackRock       Michigan         New York
                                  MuniYield     Insured II          Insured
                               Florida Fund     Fund, Inc.       Fund, Inc.

Series A                              3.55%          3.54%            3.55%
Series B                              3.55%          3.50%            2.89%
Series C                              3.49%          3.50%            3.00%
Series D                                 --             --            3.30%
Series E                                 --             --            3.57%
Series F                                 --             --            3.15%



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (continued)


Shares issued and outstanding for each of the Funds during the years ended October 31, 2007 and October 31, 2006 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:


                                                                Commissions

BlackRock Arizona Fund, Inc.                                   $     55,729
BlackRock California Fund, Inc.                                $    145,469
BlackRock California Insured Fund, Inc.                        $    233,170
BlackRock MuniYield Florida Fund                               $    146,733
BlackRock MuniYield Michigan Insured Fund II, Inc.             $    127,716
BlackRock MuniYield New York Insured Fund, Inc.                $    359,665


5. Distributions to Shareholders:

BlackRock MuniYield Arizona Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.057000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                              10/31/2007         10/31/2006

Distributions paid from:
  Tax-exempt income                      $     4,427,574    $     4,774,990
  Net long-term capital gain                     387,602            608,019
                                         ---------------    ---------------
Total distributions                      $     4,815,176    $     5,383,009
                                         ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income - net                       $       390,633
Undistributed long-term capital gains - net                         762,810
                                                            ---------------
Total undistributed earnings - net                                1,153,443
Capital loss carryforward                                                --
Unrealized gains - net                                           1,853,700*
                                                            ---------------
Total accumulated earnings - net                            $     3,007,143
                                                            ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.


BlackRock MuniYield California Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.055000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                              10/31/2007         10/31/2006

Distributions paid from:
  Tax-exempt income                      $    20,213,375    $    20,192,989
                                         ---------------    ---------------
Total distributions                      $    20,213,375    $    20,192,989
                                         ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income - net                       $     1,476,067
Undistributed long-term capital gains - net                              --
                                                            ---------------
Total undistributed earnings - net                                1,476,067
Capital loss carryforward                                        (217,588)*
Unrealized gains - net                                          8,076,786**
                                                            ---------------
Total accumulated earnings - net                            $     9,335,265
                                                            ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $217,588, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.


BlackRock MuniYield California Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                              10/31/2007         10/31/2006

Distributions paid from:
  Tax-exempt income                      $    32,745,435    $    35,604,372
                                         ---------------    ---------------
Total distributions                      $    32,745,435    $    35,604,372
                                         ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income - net                       $     1,519,548
Undistributed long-term capital gains - net                              --
                                                            ---------------
Total undistributed earnings - net                                1,519,548
Capital loss carryforward                                     (11,966,371)*
Unrealized gains - net                                         15,640,808**
                                                            ---------------
Total accumulated earnings - net                            $     5,193,985
                                                            ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $11,966,371, of which $3,017,271 expires in 2008, $9,668 expires in 2009,
   $4,901,089 expires in 2011, $2,675,948 expires in 2012 and $1,362,395 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Notes to Financial Statements (concluded)


BlackRock MuniYield Florida Fund

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.058000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                              10/31/2007         10/31/2006

Distributions paid from:
  Tax-exempt income                      $    13,543,476    $    14,505,526
                                         ---------------    ---------------
Total distributions                      $    13,543,476    $    14,505,526
                                         ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income - net                       $       493,097
Undistributed long-term capital gains - net                              --
                                                            ---------------
Total undistributed earnings - net                                  493,097
Capital loss carryforward                                      (7,545,418)*
Unrealized gains - net                                          8,180,457**
                                                            ---------------
Total accumulated earnings - net                            $     1,128,136
                                                            ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $7,545,418, of which $6,070,481 expires in 2008 and $1,474,937 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.


BlackRock MuniYield Michigan Insured Fund II, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                              10/31/2007         10/31/2006

Distributions paid from:
  Tax-exempt income                      $    11,709,561    $    12,446,826
                                         ---------------    ---------------
Total distributions                      $    11,709,561    $    12,446,826
                                         ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income - net                       $       648,996
Undistributed long-term capital gains - net                              --
                                                            ---------------
Total undistributed earnings - net                                  648,996
Capital loss carryforward                                      (3,682,435)*
Unrealized gains - net                                          8,221,136**
                                                            ---------------
Total accumulated earnings - net                            $     5,187,697
                                                            ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $3,682,435 of which $1,343,331 expires in 2008, $1,050,253 expires in
   2010 and $1,288,851 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.


BlackRock MuniYield New York Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.054000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                              10/31/2007         10/31/2006

Distributions paid from:
  Tax-exempt income                      $    36,258,422    $    39,563,895
                                         ---------------    ---------------
Total distributions                      $    36,258,422    $    39,563,895
                                         ===============    ===============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income - net                       $     1,806,373
Undistributed long-term capital gains - net                              --
                                                            ---------------
Total undistributed earnings - net                                1,806,373
Capital loss carryforward                                     (30,088,597)*
Unrealized gains - net                                         17,179,591**
                                                            ---------------
Total accumulated losses - net                              $  (11,102,633)
                                                            ===============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $30,088,597, of which $7,390,734 expires in 2008, $3,007,157 expires in
   2010, $16,583,200 expires in 2012 and $3,107,506 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on certain futures contracts, other book/tax temporary differences and the difference between the book and tax treatment of residual interest in tender option bonds.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors or Trustees of BlackRock MuniYield Arizona Fund, Inc., BlackRock
MuniYield California Fund, Inc., BlackRock MuniYield
California Insured Fund, Inc., BlackRock MuniYield Florida
Fund, BlackRock MuniYield Michigan Insured Fund II, Inc.
and BlackRock MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. (the "Funds"), as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial position of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2007



ANNUAL REPORT                                                  OCTOBER 31, 2007



The Benefits and Risks of Leveraging


The Funds utilize leverage to seek to enhance the yield and net asset value of their Common Stock/Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Stock/ Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock/Shares, is paid to Common Stock Shareholders/Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds' Common Stock/Shares. However, in order to benefit Common Stock Shareholders/Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock Shareholders/Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock/Shares capitalization of $100 million and the issuance of Preferred Stock/Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock/Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock Shareholders/Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock Shareholders/Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock/ Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock/Shares (that is, its price as listed on the New York Stock Exchange or the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stocks'/ Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock/Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock/Shares may also decline.

As of October 31, 2007, BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock/Shares, of 38.88%, 35.97%, 39.49%, 35.79%, 36.67% and 35.55% of total net assets, respectively, before the deduction of Preferred Stock/Shares.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust).



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock or Shares of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon for BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. and Computer-share Trust Company, N.A. for BlackRock MuniYield California Insured Fund, Inc. (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock or Shares of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock or Shares on the open market on the New York Stock Exchange or American Stock Exchange, as applicable or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock or Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224 for BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. and Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523 for
BlackRock MuniYield California Insured Fund, Inc.




ANNUAL REPORT                                                  OCTOBER 31, 2007



Important Tax Information


All of the net investment income distributions paid by BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. during the taxable year ended October 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


Additionally, the following table summarizes the taxable per share distributions paid by BlackRock MuniYield Arizona Fund, Inc. during the year:


                                              Payable         Long-Term
                                                Date        Capital Gains

Common Stock Shareholders                    12/28/2006        $.063115

Preferred Stock Shareholders:
   Series A                                  11/30/2006         $23.78
                                             12/07/2006         $28.15
                                             12/14/2006         $ 9.47

   Series B                                  11/28/2006         $27.35
                                             12/05/2006         $28.38
                                             12/12/2006         $ 7.53

   Series C                                  12/04/2006         $28.15
                                             12/11/2006         $25.22
                                             12/18/2006         $13.50



ANNUAL REPORT                                                  OCTOBER 31, 2007


Officers and Directors or Trustees as of October 31, 2007

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                      Position(s)   Length of                                                    Overseen by    Held by
Name, Address         Held with     Time                                                         Director or    Director or
and Year of Birth     Funds         Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Interested Director or Trustee

Robert C. Doll, Jr.*  Fund          2005 to   Vice Chairman and Director of BlackRock, Inc.,     120 Funds      None
P.O. Box 9011         President     2007      Global Chief Investment Officer for Equities,      161 Portfolios
Princeton, NJ         and Director            Chairman of the BlackRock Retail Operating
08543-9011            or Trustee              Committee, and member of the BlackRock Executive
1954                                          Committee since 2006; President of the funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of
                                              MLIM and Fund Asset Management, L.P. ("FAM")
                                              from 2001 to 2006; Co-Head (Americas Region)
                                              thereof from 2000 to 2001 and Senior Vice President
                                              from 1999 to 2001; President and Director of
                                              Princeton Services, Inc. ("Princeton Services")
                                              and President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") from 2001 to 2006;
                                              Chief Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser.
   Mr. Doll is an "interested person," as described in the Investment Company
   Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Boards of Directors or Trustees.



Independent Directors or Trustees*


James H. Bodurtha**   Director      1995 to   Director, The China Business Group, Inc. since     37 Funds       None
P.O. Box 9095         or Trustee    2007      1996 and Executive Vice President thereof from     57 Portfolios
Princeton, NJ                                 1996 to 2003; Chairman of the Board, Berkshire
08543-9095                                    Holding Corporation since 1980; Partner, Squire,
1944                                          Sanders & Dempsey (a law firm) from 1980 to 1993.


Kenneth A. Froot      Director      2005 to   Professor, Harvard University since 1992;          37 Funds       None
P.O. Box 9095         or Trustee    2007      Professor, Massachusetts Institute of              57 Portfolios
Princeton, NJ                                 Technology from 1986 to 1992.
08543-9095
1957


Joe Grills**          Director      2002 to   Member of the Committee of Investment of           37 Funds       Kimco Realty
P.O. Box 9095         or Trustee    2007      Employee Benefit Assets of the Association of      57 Portfolios  Corporation
Princeton, NJ                                 Financial Professionals ("CIEBA") since 1986;
08543-9095                                    Member of CIEBA's Executive Committee since 1988
1935                                          and its Chairman from 1991 to 1992; Assistant
                                              Treasurer of International Business Machines
                                              Corporation ("IBM") and Chief Investment Officer
                                              of IBM Retirement Funds from 1986 to 1993; Member
                                              of the Investment Advisory Committee of the State
                                              of New York Common Retirement Fund from 1989 to 2006;
                                              Member of the Investment Advisory Committee of the
                                              Howard Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company from
                                              1992 to 2004, Vice Chairman thereof from 1998 to 2004,
                                              and Director Emeritus thereof since 2004; Director,
                                              LaSalle Street Fund from 1995 to 2001; Director,
                                              Kimco Realty Corporation since 1997; Member of the
                                              Investment Advisory Committee of the Virginia Retirement
                                              System since 1998, Vice Chairman thereof from 2002 to
                                              2005, and Chairman thereof since 2005; Director,
                                              Montpelier Foundation since 1998, its Vice Chairman from
                                              2000 to 2006, and Chairman, thereof, since 2006; Member
                                              of the Investment Committee of the Woodberry Forest School
                                              since 2000; Member of the Investment Committee of the
                                              National Trust for Historic Preservation since 2000.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Officers and Directors or Trustees (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                       Position(s)  Length of                                                    Overseen by    Held by
Name, Address          Held with    Time                                                         Director or    Director or
and Year of Birth      Funds        Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Independent Directors or Trustees*(concluded)

Herbert I. London      Director     1992      Professor Emeritus, New York University since      37 Funds       AIMS Worldwide,
P.O. Box 9095          or Trustee   (MYC,     2005; John M. Olin Professor of Humanities,        57 Portfolios  Inc.
Princeton, NJ                       MCA,      New York University from 1993 to 2005; and
08543-9095                          MYF,      Professor thereof from 1980 to 2005; President,
1939                                MYM &     Hudson Institute since 1997 and Trustee thereof
                                    MYN)      since 1980; Dean, Gallatin Division of New York
                                    and 1993  University from 1976 to 1993; Distinguished Fellow,
                                    (MZA)     Herman Kahn Chair, Hudson Institute from 1984 to
                                    to 2007   1985; Chairman of the Board of Directors of Vigilant
                                              Research, Inc. since 2006; Member of the Board of
                                              Directors for Grantham University since 2006;
                                              Director of AIMS Worldwide, Inc., since 2006;
                                              Director of Reflex Security since 2006; Director of
                                              InnoCentive, Inc. since 2006; Director of Cerego, LLC
                                              since 2005; Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo    Director     2000 to   Shareholder, Modrall, Sperling, Roehl, Harris &    37 Funds       None
P.O. Box 9095          or Trustee   2007      Sisk, P.A. since 1993; President, American Bar     57 Portfolios
Princeton, NJ                                 Association from 1995 to 1996 and Member of the
08543-9095                                    Board of Governors thereof from 1994 to 1997;
1939                                          Shareholder, Poole, Kelly and Ramo, Attorneys
                                              at Law P.C. from 1977 to 1993; Director of ECMC
                                              Group (service provider to students, schools and
                                              lenders) since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988; Director,
                                              First National Bank of New Mexico (now Wells Fargo)
                                              from 1975 to 1976; Vice President, American Law
                                              Institute from 2004 to 2007 and President elect
                                              thereof since 2007.


Robert S. Salomon, Jr. Director     2002 to   Principal of STI Management (investment adviser)   37 Funds       None
P.O. Box 9095          or Trustee   2007      from 1994 to 2005; Chairman and CEO of Salomon     57 Portfolios
Princeton, NJ                                 Brothers Asset Management Inc. from 1992 to 1995;
08543-9095                                    Chairman of Salomon Brothers Equity Mutual Funds
1936                                          from 1992 to 1995; regular columnist with Forbes
                                              Magazine from 1992 to 2002; Director of Stock
                                              Research and U.S. Equity Strategist at Salomon
                                              Brothers Inc. from 1975 to 1991; Trustee,
                                              Commonfund from 1980 to 2001.


 * Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of each Board of Directors or Trustees and Audit Committee.



ANNUAL REPORT                                                  OCTOBER 31, 2007


Officers and Directors or Trustees (concluded)

                      Position(s)   Length of
Name, Address         Held with     Time
and Year of Birth     Funds         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice          1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President     2007      Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton, NJ         and           and       ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
08543-9011            Treasurer     1999 to   Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
1960                                2007      to 1997.


Karen Clark           Chief         2007      Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance              BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ         Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                    from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                          to 2001; and Branch Chief, Division of Investment Management and Office of
                                              Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                              from 1993 to 1998.


Howard Surloff        Secretary     2007      Managing Director, of BlackRock Inc. and  General Counsel of U.S. Funds at
P.O. Box 9011                                 BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ                                 Management from 1993 to 2006.
08543-9011
1965


* Officers of the Funds serve at the pleasure of the Boards of Directors or Trustees.



Custodians and Transfer Agents


For All Funds:
Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540


Fund Address
P.O. Box 9011
Princeton, NJ 08543-9011


Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540


Legal Counsel
Sidley Austin LLP
New York, NY 10019


BlackRock MuniYield California Insured Fund, Inc.

Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Common Stock:
Computershare Trust
Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York Mellon
101 Barclay Street--7 West
New York, NY 10286


BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.

Custodian
The Bank of
New York Mellon
One Wall Street
New York, NY 10286


Transfer Agents
Common Stock/Shares:
The Bank of New York Mellon
101 Barclay Street--11 East
New York, NY 10286


Preferred Stock/Shares:
The Bank of New York Mellon
101 Barclay Street--7 West
New York, NY 10286



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information


Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)



Proxy Results                            BlackRock MuniYield Arizona Fund, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-C) shareholders of BlackRock MuniYield Arizona Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                   4,353,156            44,992
                                     Richard E. Cavanagh                         4,353,156            44,992
                                     Richard S. Davis                            4,353,156            44,992
                                     Kent Dixon                                  4,353,156            44,992
                                     Kathleen F. Feldstein                       4,355,080            43,068
                                     James T. Flynn                              4,353,156            44,992
                                     Henry Gabbay                                4,353,156            44,992
                                     Jerrold B. Harris                           4,353,156            44,992
                                     R. Glenn Hubbard                            4,353,156            44,992
                                     Karen P. Robards                            4,353,156            44,992
                                     Robert S. Salomon, Jr.                      4,353,156            44,992


During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-C) of BlackRock MuniYield Arizona Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester           1,361                46



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)


Proxy Results                        BlackRock MuniYield California Fund, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-D) shareholders of BlackRock MuniYield California Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                   19,099,248          384,706
                                     Richard E. Cavanagh                         19,114,533          369,421
                                     Richard S. Davis                            19,110,948          373,006
                                     Kent Dixon                                  19,113,370          370,584
                                     Kathleen F. Feldstein                       19,111,272          372,682
                                     James T. Flynn                              19,113,200          370,754
                                     Henry Gabbay                                19,119,861          364,093
                                     Jerrold B. Harris                           19,107,298          376,656
                                     R. Glenn Hubbard                            19,114,397          369,557
                                     Karen P. Robards                            19,115,501          368,453
                                     Robert S. Salomon, Jr.                      19,108,937          375,017



During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-D) of BlackRock MuniYield California Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester           6,076                0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)


Proxy Results                BlackRock MuniYield California Insured Fund, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-F) shareholders of BlackRock MuniYield California Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:


                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                   31,592,518          490,474
                                     Richard E. Cavanagh                         31,644,523          438,469
                                     Richard S. Davis                            31,646,609          436,383
                                     Kent Dixon                                  31,644,249          438,743
                                     Kathleen F. Feldstein                       31,640,971          442,021
                                     James T. Flynn                              31,644,051          438,941
                                     Henry Gabbay                                31,679,842          403,150
                                     Jerrold B. Harris                           31,591,318          491,674
                                     R. Glenn Hubbard                            31,644,320          438,672
                                     Karen P. Robards                            31,646,218          436,774
                                     Robert S. Salomon, Jr.                      31,643,467          439,525


During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-F) of BlackRock MuniYield California Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester           8,504                0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)



Proxy Results                                 BlackRock MuniYield Florida Fund


During the six-month period ended October 31, 2007, the Common Shareholders and Auction Market Preferred Shareholders (Series A-C) of BlackRock MuniYield Florida Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Trustees:        G. Nicholas Beckwith, III                   12,264,155          355,067
                                     Richard E. Cavanagh                         12,264,691          354,531
                                     Richard S. Davis                            12,266,016          353,206
                                     Kent Dixon                                  12,266,000          353,222
                                     Kathleen F. Feldstein                       12,262,105          357,117
                                     James T. Flynn                              12,264,691          354,531
                                     Henry Gabbay                                12,371,138          248,084
                                     Jerrold B. Harris                           12,264,766          354,456
                                     R. Glenn Hubbard                            12,262,846          356,376
                                     Karen P. Robards                            12,266,016          353,206
                                     Robert S. Salomon, Jr.                      12,262,950          356,272


During the six-month period ended October 31, 2007, the Auction Market Preferred Shareholders (Series A-C) of BlackRock MuniYield Florida Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Trustee are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Trustees:        Frank J. Fabozzi and W. Carl Kester           3,974                10



ANNUAL REPORT                                                  OCTOBER 31, 2007


Additional Information (continued)



Proxy Results               BlackRock MuniYield Michigan Insured Fund II, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-C) shareholders of BlackRock MuniYield Michigan Insured Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007.
This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                   11,262,086          198,777
                                     Richard E. Cavanagh                         11,261,343          199,520
                                     Richard S. Davis                            11,263,943          196,920
                                     Kent Dixon                                  11,253,312          207,551
                                     Kathleen F. Feldstein                       11,250,692          210,171
                                     James T. Flynn                              11,252,442          208,421
                                     Henry Gabbay                                11,290,698          170,165
                                     Jerrold B. Harris                           11,260,316          200,547
                                     R. Glenn Hubbard                            11,256,121          204,742
                                     Karen P. Robards                            11,260,473          200,390
                                     Robert S. Salomon, Jr.                      11,259,943          200,920


During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-C) of BlackRock MuniYield Michigan Insured Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester           3,886                0



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (continued)



Proxy Results                  BlackRock MuniYield New York Insured Fund, Inc.


During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-F) shareholders of BlackRock MuniYield New York Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       G. Nicholas Beckwith, III                   34,305,251         2,212,494
                                     Richard E. Cavanagh                         34,311,967         2,205,778
                                     Richard S. Davis                            34,307,825         2,209,920
                                     Kent Dixon                                  34,289,997         2,227,748
                                     Kathleen F. Feldstein                       34,304,393         2,213,352
                                     James T. Flynn                              34,302,884         2,214,861
                                     Henry Gabbay                                34,326,513         2,191,232
                                     Jerrold B. Harris                           34,301,487         2,216,258
                                     R. Glenn Hubbard                            34,299,259         2,218,486
                                     Karen P. Robards                            34,306,168         2,211,577
                                     Robert S. Salomon, Jr.                      34,300,983         2,216,762


During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-F) of BlackRock MuniYield New York Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:


                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Directors:       Frank J. Fabozzi and W. Carl Kester           11,694              150



Fund Certifications


In May 2007, BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with each Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Additional Information (concluded)


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web sites. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



ANNUAL REPORT                                                  OCTOBER 31, 2007



Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           Joe Grills (term ended effective November 1, 2007)
           Robert S. Salomon, Jr.
           Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007)
           James T. Flynn (term began effective November 1, 2007)
           Karen P. Robards (term began effective November 1, 2007)

           The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
           Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services

                   (a) Audit Fees        (b) Audit-Related Fees (1)        (c) Tax Fees (2)         (d) All Other Fees (3)

               Current       Previous      Current       Previous      Current        Previous      Current       Previous
Entity       Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year   Fiscal Year
Name             End           End           End           End           End            End           End           End
BlackRock
MuniYield
New York       $55,450       $30,600        $3,500        $3,500        $6,100         $6,000        $1,042          $0
Insured Fund,
Inc.

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:


                                             Current            Previous
                                           Fiscal Year        Fiscal Year
           Entity Name                         End                End

           BlackRock MuniYield
           New York Insured Fund, Inc.       $295,142          $2,928,083


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha (term ended effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
           Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Robert S. Salomon, Jr.
           Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.


                   Proxy Voting Policies and Procedures


                       For BlackRock Advisors, LLC
          And Its Affiliated SEC Registered Investment Advisers

                            September 30, 2006


Table of Contents                                              Page

Introduction
Scope of Committee Responsibilities
Special Circumstances
Voting Guidelines
Boards of Directors
Auditors
Compensation and Benefits
Capital Structure
Corporate Charter and By-Laws
Corporate Meetings
Investment Companies
Environmental and Social Issues
Notice to Clients


                   Proxy Voting Policies and Procedures


       These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances. (2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

       When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests, (3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA"). (4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. (5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.


(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.


       Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

       In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients. (6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.


(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.


I.     Scope of Committee Responsibilities

       The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts. (7)

       The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

       The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). (8)

       While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.


(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.


       The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2. (9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

       The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

       To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.


(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.


II     Special Circumstances

       Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

       Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

       Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

       As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

       Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

       Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

       * The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

       * if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.


(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.


III.   Voting Guidelines

       The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.


A.     Boards of Directors

       These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

#      VOTE and DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

       *  voted to implement or renew a "dead-hand" poison pill

       * ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * failed to act on takeover offers where the majority of the shareholders have tendered their shares

       * are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

       *  sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5    AGAINST proposals supporting cumulative voting

A.6    FOR proposals eliminating cumulative voting

A.7    FOR proposals supporting confidential voting

A.8    FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10   AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17   FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly


B.     Auditors

       These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

B.1    FOR approval of independent auditors, except for

       * auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

       * auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

       * on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2    FOR proposals seeking authorization to fix the remuneration of auditors

B.3    FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years


C.     Compensation and Benefits

       These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

       The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2    FOR proposals to eliminate retirement benefits for outside directors

C.3    AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5    AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8    AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation


D.     Capital Structure

       These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

       The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3    FOR management proposals approving share repurchase programs

D.4    FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).


E.     Corporate Charter and By-Laws

       These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

       The Committee's general policy is to vote:

E.1    AGAINST proposals seeking to adopt a poison pill

E.2    FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4    FOR management proposals to change the company's name


F.     Corporate Meetings

       These are routine proposals relating to various requests regarding the formalities of corporate meetings.

       The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5    FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8    FOR proposals appointing inspectors of elections

F.9    FOR proposals electing a chair of the meeting

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11   AGAINST proposals to require rotating sites for shareholder meetings


G.     Investment Companies

       These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

       The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

       * ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2    FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6    FOR classified boards of closed-end investment companies


H.     Environmental and Social Issues

       These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

       The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

       * environmental liabilities;

       * bank lending policies;

       * corporate political contributions or activities;

       * alcohol advertising and efforts to discourage drinking by minors;

       * costs and risk of doing business in any individual country;

       * involvement in nuclear defense systems


H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4    AGAINST proposals seeking implementation of the CERES principles


                            Notice to Clients

       BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

       BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

       These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.


(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.


           Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2007.

           (a)(1) BlackRock MuniYield New York Insured Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2004.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. From 2000 to 2003, he was a Vice President, portfolio manager and team leader of the Municipal Investment Team with Lord Abbott & Co.

           (a)(2) As of October 31, 2007:

                                                                            (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                          and Assets by Account Type                                Performance-Based

                            Other                                          Other
       (i) Name of        Registered    Other Pooled                     Registered    Other Pooled
       Portfolio          Investment     Investment       Other          Investment     Investment       Other
       Manager            Companies       Vehicles       Accounts        Companies       Vehicles       Accounts
       Timothy T.
       Browse                      15                0        0                0                  0          0
                      $ 3,409,324,018      $         0       $0               $0        $         0         $0

       Walter
       O'Connor                    80                0        0                0                  0          0
                      $28,076,054,297      $         0       $0               $0        $         0         $0

       Theodore R.
       Jaeckel, Jr.                80                1        0                0                  1          0
                      $28,076,054,297      $26,763,472       $0               $0        $26,763,472         $0

         (iv) Potential Material Conflicts of Interest


           BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 31, 2007:

           Portfolio Manager Compensation

               The portfolio manager compensation program of BlackRock is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

               The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

           Base Salary

               Under the BlackRock approach, like that of many asset management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

               BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

               BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end New York Insured Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

           Cash Bonus

               Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

           Stock Bonus

               A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

           Other Benefits

               Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
           (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

           (a)(4) Beneficial Ownership of Securities.    As of October 31,
                  2007, none of Messrs. Browse, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
           Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniYield New York Insured Fund, Inc.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniYield New York Insured Fund, Inc.


Date: December 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock MuniYield New York Insured Fund, Inc.


Date: December 19, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       BlackRock MuniYield New York Insured Fund, Inc.


Date: December 19, 2007